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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
QUIDEL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUIDEL CORPORATION
10165 McKellar Court
San Diego, CA 92121
(858) 552-1100

April 13, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Wednesday, May 23, 2001, at 10:00 a.m., at the Holiday Inn Express, 5925 Lusk Boulevard, San Diego, California 92121. At this meeting you will be asked to consider and vote upon the election of eight nominees to the Board of Directors, the approval of an amendment to the Quidel Corporation 1983 Employee Stock Purchase Plan to increase the number of shares of our common stock available for issuance under that plan by 150,000 shares, the approval of the Quidel Corporation 2001 Equity Incentive Plan and the reservation of 2,700,000 shares of our common stock in connection with the 2001 Equity Incentive Plan, and such other matters as may properly come before the meeting.

    Enclosed are the Notice of the Annual Meeting, the Proxy Statement, and a copy of Quidel's Annual Report to Stockholders.

    You are urged to vote on, date, sign and return the enclosed proxy in the enclosed prepaid envelope addressed to American Stock Transfer & Trust Company, our agent, to ensure that your shares will be represented at the meeting. Prompt response is helpful, and your cooperation will be appreciated. Your shares cannot be voted unless you sign, date and return the enclosed proxy or attend the Annual Meeting in person.

    The Board of Directors and the officers of Quidel look forward to seeing you at the meeting.

Sincerely yours,

André de Bruin
 Vice Chairman and Chief Executive Officer

QUIDEL CORPORATION
10165 McKellar Court
San Diego, CA 92121
(858) 552-1100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 23, 2001

Dear Quidel Stockholder:

    The Annual Meeting of Stockholders of Quidel Corporation will be held on Wednesday, May 23, 2001, at 10:00 a.m., at the Holiday Inn Express located at 5925 Lusk Boulevard, San Diego, California 92121, for the following purposes:

      1.  To elect eight directors to the Board of Directors to serve for the ensuing year and until their successors are elected;

      2.  To vote on a proposal to approve an amendment to the Quidel Corporation 1983 Employee Stock Purchase Plan to increase the number of shares of Quidel Corporation common stock available for issuance under that plan by 150,000 shares;

      3.  To vote on a proposal to approve the adoption of the Quidel Corporation 2001 Equity Incentive Plan and the reservation of 2,700,000 shares of Quidel Corporation common stock in connection with the 2001 Equity Incentive Plan; and

      4.  To transact other business properly presented at the meeting or any adjournments or postponements of the meeting.

    Only stockholders of record at the close of business on March 30, 2001 are entitled to receive notice of and to vote at the meeting and any adjournment of the meeting.

    The Board of Directors of Quidel Corporation unanimously recommends that the stockholders vote FOR the eight nominees for the Board of Directors named in the accompanying Proxy Statement, FOR the amendment of the 1983 Employee Stock Purchase Plan to add 150,000 additional shares, and vote FOR the 2001 Equity Incentive Plan and the reservation of 2,700,000 shares of Quidel common stock in connection with the 2001 Equity Incentive Plan.

    All stockholders are cordially invited to attend the meeting. You are urged to sign, date and otherwise complete the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting. If you attend the meeting and wish to do so, you may vote your shares in person even if you have signed and returned your proxy card.

By Order of the Board of Directors,

Charles J. Cashion, Senior Vice President, Corporate Operations, Chief Financial Officer and Secretary

San Diego, California
April 13, 2001

QUIDEL CORPORATION
10165 McKellar Court
San Diego, California 92121
(858) 552-1100

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 23, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Quidel Corporation, a Delaware corporation, for use at the 2001 Annual Meeting of Stockholders to be held on Wednesday, May 23, 2001, and at any and all adjournments and postponements of the meeting. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about April 13, 2001. Proxies allow properly designated individuals to vote on your behalf at the meeting.

    The expense of this solicitation will be paid by Quidel. In addition to solicitation by mail, proxies may be solicited in person or by telephone or facsimile by personnel of Quidel who will not receive any additional compensation for such solicitations. Quidel has retained InvestorCom, Inc., a professional soliciting organization, to aid in the solicitation of proxies to be voted at the annual meeting at an estimated cost of $4,000 plus out-of-pocket expenses. Quidel will also pay brokers or other persons holding stock in their name or the names of their nominees for the expenses of forwarding soliciting material to their principals.

VOTING

    The close of business on March 30, 2001 has been fixed as the record date (the "Record Date") for determining which stockholders are entitled to notice of and to vote at the meeting. On the Record Date, 28,147,069 shares of Quidel's voting common stock were outstanding. Each share of common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders at the meeting. A quorum is required to transact business at the meeting. The holders of a majority of the outstanding shares of common stock on the Record Date and entitled to be voted at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting and any adjournments and postponements of the meeting. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    Unless otherwise designated, each proxy will be voted FOR the eight nominees for election as directors named below. The eight nominees receiving the highest number of votes at the meeting will be elected. Unless otherwise designated, each proxy will be voted FOR the approval of an amendment to the 1983 Employee Stock Purchase Plan to increase the number of shares of Quidel common stock available for issuance under that plan by 150,000 shares. Unless otherwise designated, each proxy will be voted FOR the approval of the 2001 Equity Incentive Plan and the reservation of 2,700,000 shares of Quidel common stock for issuance under the 2001 Equity Incentive Plan. Where the stockholder has appropriately directed how the proxy is to be voted, it will be voted according to the stockholder's directions. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the meeting by submitting a written notice of revocation to the Secretary of Quidel or by filing a duly executed proxy bearing a later date. The proxy will not be voted if the stockholder who executed it is present at the meeting and elects to vote in person the shares represented by the proxy. Attendance at the meeting will not by itself revoke a proxy.

CHANGE IN FISCAL YEAR END

    During October 1999, the Company changed its fiscal year from a March 31 fiscal year end to a December 31 fiscal year end. Therefore, certain tables in the Proxy Statement present data for the nine months ended December 31, 1999.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees for Election

    Quidel's directors are to be elected at each Annual Meeting of Stockholders. At the meeting, eight directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes at the meeting, up to eight directors, will be elected. The Board of Directors of Quidel recommends that the stockholders vote FOR the eight nominees named below for the Board of Directors.

    The nominees for election as directors at the meeting set forth in the table below are all incumbent directors except S. Wayne Kay. The Board of Directors currently intends to appoint Richard C.E. Morgan to continue as the Chairman of the Board provided that he is reelected. In addition, the Board of Directors currently intends to appoint André de Bruin to continue as the Vice Chairman of the Board provided that he is reelected. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any director nominee is withheld in a proxy, it is intended that each proxy will be voted FOR the nominee. If any of the nominees for director should before the meeting become unable to serve if elected, it is intended that shares represented by proxies will be voted for such substitute nominees as may be recommended by Quidel's existing Board of Directors, unless other directions are given in the proxies.

Name of Nominee (1)	Age	Principal Occupation	Director Since
Richard C.E. Morgan	57	Chairman and Chief Executive Officer, VennWorks LLC	1990
André de Bruin	54	Vice Chairman and Chief Executive Officer, Quidel Corporation	1997
John D. Diekman, Ph.D.	58	Managing Director, Bay City Capital, LLC	1988
Thomas A. Glaze	53	President and Chief Executive Officer, Metabolex, Inc.	1979
S. Wayne Kay	50	President and Chief Operating Officer, Quidel Corporation	N/A
Margaret G. McGlynn, R.Ph.	41	Senior Vice President, Worldwide Human Health Marketing, Merck & Co., Inc.	1996

Mary Lake Polan, M.D., Ph.D.	57	Professor and Chair, Department of Gynecology and Obstetrics, Stanford University School of Medicine	1993
Faye Wattleton	57	President, Center for Gender Equality	1994

(1)
George W. Dunbar, Jr., who has been a member of the Board of Directors since 1999, has notified the Company that for personal reasons he desires to retire from the Board.

Biographical Information

    RICHARD C.E. MORGAN has been a director of Quidel since May 1990 and Chairman of the Board of Directors since July 1995. In November 1999, Mr. Morgan co-founded VennWorks LLC, a creator and operator of technology companies. Mr. Morgan is the Chairman and Chief Executive Officer of VennWorks LLC. Since January 1998, Mr. Morgan has been the Managing Member of Amphion Capital Management, L.L.C., a private equity and venture capital firm and the successor company to the asset management division of James D. Wolfensohn, Inc. Since 1986, he has been a Managing Member of Amphion Partners L.L.C. (formerly Wolfensohn Partners L.P.), a venture capital partnership that is the general partner of Amphion Ventures L.P. (formerly Wolfensohn Associates L.P.). Mr. Morgan is currently chairman and a director of AXCESS, Inc., an RFID security systems company, a director of Celgene Corporation, a biopharmaceutical company, a director of ChromaVision Medical Systems, Inc., a medical diagnostics company, a director of Indigo N.V., a digital printing systems company, and is chairman and a director of several private technology and healthcare companies. Mr. Morgan is also a director of ORBIS International, Inc., a non-profit organization dedicated to fighting blindness worldwide.

    ANDRÉ de BRUIN was appointed President and Chief Executive Officer of Quidel on June 9, 1998 and served as President until January 1, 2001, when S. Wayne Kay was employed by Quidel as President and Chief Operating Officer. Mr. de Bruin continues to serve as Chief Executive Officer and Vice Chairman of Quidel. From June 23, 1997, Mr. de Bruin has also been Vice Chairman of the Board. Mr. de Bruin was a part-time employee of Quidel from June 23, 1997 until June 9, 1998. Prior to joining Quidel, Mr. de Bruin was President and Chief Executive Officer of Somatogen, Inc., a publicly held biopharmaceutical company, since July 1994. He was elected Chairman of the Board of Somatogen in January 1996. Baxter International, Inc. acquired Somatogen in May 1998. Prior to joining Somatogen, Mr. de Bruin was Chairman, President and Chief Executive Officer of Boehringer Mannheim Corporation, a U.S. subsidiary of Corange Ltd., a private, global health care corporation. He held that position since 1989. Mr. de Bruin serves on the Board of Directors of Diametrics Medical, Inc., a public company that manufactures and markets proprietary critical care blood and tissue analysis systems, and Metabolex, Inc., a privately held company founded to develop therapeutics for diabetes and related metabolic diseases. He has been involved in the global health care industry for more than 30 years in pharmaceuticals, devices and diagnostics.

    JOHN D. DIEKMAN, Ph.D. is a managing director of Bay City Capital, L.L.C., an investment banking company. Dr. Diekman is currently a director of Affymax N.V., a pharmaceutical company, and Affymetrix Inc., a genomics and gene chip company. He also serves as a director of Syrrx, a structural genomics company, Metabolex, Inc., a privately held company founded to develop therapeutics for diabetes and related metabolic diseases, and Hilltop Laboratories, a site management organization. Dr. Diekman is Chairman of the Board of The Scripps Research Institute. Dr. Diekman was President and Chief Operating Officer of Quidel from April 1988 until 1991.

    THOMAS A. GLAZE, a co-founder of Quidel, has been a director since April 1979 and was appointed Chairman of the Board in December 1980, a position he held until April 1992. Mr. Glaze served as President of Monoclonal Antibodies, Inc., the predecessor of the Company, from April 1979 to April 1988 and Chief Executive Officer from April 1988 to January 1991. Mr. Glaze is currently President and Chief Executive Officer of Metabolex, Inc., a privately held company founded to develop therapeutics for diabetes and related metabolic diseases, and a director of Fluitek Corporation, a distributor of industrial fluid filter elements.

    S. WAYNE KAY assumed his position as President and Chief Operating Officer of Quidel on January 1, 2001. Mr. Kay previously was employed by Neoforma.com, a provider of business-to-business e-commerce services to purchasers and sellers of medical products, supplies and equipment, where he served as Senior Vice President since December 13, 1999. From 1994 to 1999, Mr. Kay served as President and Chief Executive Officer of the Health Industry Distributors Association. Mr. Kay served as President and Chief Executive Officer of Enzymatics, Inc. from 1989 to 1994. Additionally, Mr. Kay worked at SmithKline Beecham from 1973 through 1989, where he became the President of SmithKline Diagnostics. Mr. Kay is a director of Med-ecom, Inc., a vendor of health care supply chain outsourcing services.

    MARGARET G. McGLYNN, R.Ph. serves as the Senior Vice President of Worldwide Human Health Marketing at Merck & Co., Inc., where she is responsible for providing marketing and overall commercial leadership to the development of Merck human health products and franchises on a global basis. Prior to assuming her current responsibilities, Ms. McGlynn served as Senior Vice President of Health and Utilization Management at Merck-Medco Managed Care. She also previously held several positions at Merck in the U.S. Pharmaceutical division, including sales, marketing, business development and managed care marketing.

    MARY LAKE POLAN, M.D., Ph.D. has served as the Chair of the Department of Gynecology and Obstetrics at Stanford University School of Medicine since 1990. She received her Bachelor of Science Degree from Connecticut College, followed by a Ph.D. in Molecular Biophysics and Biochemistry, and an M.D. from Yale University School of Medicine. She remained at Yale New Haven Hospital for her residency in Obstetrics and Gynecology, followed by a Reproductive Endocrine Fellowship. She was on the faculty at Yale University until 1990, when she joined Stanford University. She is a practicing clinical Reproductive Endocrinologist with a research interest in ovarian function and granulosa cell steroidogenesis. More recently, her interests have been in the interaction between the immune and endocrine systems and the role of monokines in reproductive events. Dr. Polan also serves on the Board of Directors of American Home Products and ChromaVision Medical Systems, Inc., a medical diagnostics company. Dr. Polan previously served on the Board of Directors of Metra Biosystems, Inc., a publicly held company, until it was acquired by Quidel in July 1999.

    FAYE WATTLETON brings to the Board of Directors over 25 years of experience as a leader and administrator in the fields of women's health and reproductive rights. She is past president of the Planned Parenthood Federation of America. Since 1995, she has been President of the Center for Gender Equality, a research and education institution, and since 1985, President of Mefel Associates, a management consulting firm. She was inducted into the National Women's Hall of Fame in 1993. Ms. Wattleton received her Bachelor of Science Degree in nursing from Ohio State University and her Master of Science Degree from Columbia University in midwifery and maternal and infant health. She is the holder of 12 honorary doctorates. She presently serves on the Board of Directors of Estêe Lauder Companies, Empire Blue Cross and Blue Shield, Biotechnology General, and The Henry J. Kaiser Family Foundation.

Board of Directors' Meetings and Committees

    The Board of Directors held six meetings during the year ended December 31, 2000.

Audit Committee

    During the year ended December 31, 2000, the Audit Committee of the Board of Directors consisted of Dr. Diekman (Chairman), Mr. Glaze and Ms. Wattleton. The Audit Committee met three times during the year. The Audit Committee recommends engagement of the independent public accountants and approves the services performed by the independent accountants. In addition, the Audit Committee reviews and evaluates Quidel's accounting principles and its system of internal accounting controls. None of the members of the Audit Committee are officers or employees of Quidel or any of its subsidiaries.

    Quidel's securities are listed on The Nasdaq National Market and are governed by the National Association of Securities Dealers' ("NASD") listing standards. During the past year, all of the Audit Committee members were "independent" under existing standards and the Company was therefore in compliance with such independence standards. New and more stringent independence standards for audit committee members, as set forth in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, will go into effect on June 14, 2001. Based on current facts, Mr. Glaze would not meet the new independence standards because he is the President and Chief Executive Officer of Metabolex, Inc. and Mr. de Bruin, Quidel's Vice Chairman and Chief Executive Officer, is on the compensation committee of Metabolex. Dr. Diekman would likely not meet the new independence standards because of his ownership interest in Bay City Capital Broker/Dealer LLC ("BC/BD"). During one of the past three years, Quidel paid to BC/BD an amount in excess of 5% of BC/BD gross revenues for that year. Dr. Diekman has advised Quidel that he will not accept an appointment to the Audit Committee for any term which extends past June 13, 2001 as long as any issue exists as to his independence. The Board of Directors is currently evaluating how best to constitute the Audit Committee after the Annual Meeting of Stockholders, but fully intends that Quidel will be in compliance with the new NASD rules when they take effect. The report of the Audit Committee of the Board of Directors begins on page 29. The charter adopted by the Audit Committee is attached to this Proxy Statement as Appendix C.

Nominating and Compensation Committee

    During the year ended December 31, 2000, the Nominating and Compensation Committee consisted of Mr. Morgan (Chairman), Ms. McGlynn and Dr. Polan. The Nominating and Compensation Committee reviews and approves Quidel's compensation policies. The Nominating and Compensation Committee met two times during the year. The Nominating and Compensation Committee will consider nominees for director recommended by stockholders of Quidel. For the Nominating and Compensation Committee to consider director nominations submitted by Quidel stockholders, stockholders eligible to vote at Quidel's annual meeting must submit and Quidel's Secretary must receive the stockholders' nominations not less than 60 nor more than 90 days before the date of Quidel's annual meeting. If less than 60 days notice of the annual meeting is given to Quidel stockholders, then stockholder nominations for director must be received not more than 10 days after notice of the annual meeting is given. For more information on submitting nominations for directors or executive officers, please see the section captioned "DEADLINE FOR STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2002 ANNUAL MEETING" which begins on page 30. The report of the Compensation Committee of the Board of Directors and Executive Compensation begins on page 27.

    All directors attended 80% or more of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which the directors served.

Director Compensation

    Directors who are not employees of Quidel receive an annual retainer of $12,000, except for the Chairman of the Board who receives an annual retainer of $18,000. In addition, non-employee directors receive a meeting fee of $1,500 per meeting. The chairman of each committee of the Board of Directors also receives an annual retainer of $1,000.

    Ms. Wattleton is currently serving as a consultant to Quidel. She received a total of $11,000 for consulting services rendered during the year ended December 31, 2000.

    Dr. Diekman is a Managing Director of Bay City Capital, LLC, which provides advisory and other services to Quidel. During the year ended December 31, 2000, Bay City Capital, LLC received $45,000 for financial advisory services and Bay City Capital Broker/Dealer LLC received $500,000 in success fees related to its role as a broker-dealer in connection with the acquisition by Quidel of Litmus Concepts, Inc.

    Under Quidel's 1996 Non-Employee Directors Plan, each non-employee director is automatically granted a one-time option to purchase 40,000 shares of common stock (subject to a four-year quarterly vesting schedule) upon initial election or appointment to the Board of Directors. The 1996 Non-Employee Directors Plan was amended on November 1, 2000, to provide for the one-time grant of an option to purchase up to 20,000 shares of common stock (subject to a four-year quarterly vesting schedule) to each non-employee director serving on the Board of Directors on that date, except for George Dunbar. All such options are granted at exercise prices equal to the fair market value of the common stock on the date of grant. As of December 31, 2000, options to purchase 395,445 shares of common stock under the 1996 Non-Employee Directors Plan were outstanding.

    If Proposal 3 is adopted by the stockholders, the 1996 Non-Employee Directors Plan will be terminated and replaced by the Quidel Corporation 2001 Equity Incentive Plan. If Proposal 3 is not adopted, the 1996 Non-Employee Directors Plan will not be terminated. Under the 2001 Equity Incentive Plan, each non-employee director automatically receives, upon becoming a non-employee director, a one-time grant of an option to purchase up to 40,000 shares of Quidel's common stock, which will vest 25% on the first anniversary of the grant date and 6.25% at the end of each of the twelve three-month periods following the first anniversary of the grant date, in each case if such non-employee director has remained a director for the entire period from the date of grant to such vesting date. In addition, each of the current non-employee directors who is re-elected as a continuing director at the 2001 Annual Meeting of Stockholders will, on the date of the 2001 Annual Meeting of Stockholders, receive a one-time grant of an option to purchase up to 20,000 shares of common stock, which will vest 6.25% at the end of each of the sixteen three-month periods following the grant date, in each case if the director has remained a director for the entire period from the date of grant to such vesting date. In addition, each non-employee director also automatically receives an option to purchase up to 40,000 shares of common stock on the fourth, eighth, etc. anniversary of such director's initial appointment or election as a director, which will vest 25% on the first anniversary of the grant date and 6.25% at the end of each of the twelve three-month periods following the first anniversary of the grant date, in each case if such non-employee director has continuously served as a director since his or her election or appointment and is a non-employee director on such date, provided however, that each director receiving a one-time grant of an option to purchase up to 20,000 shares of common stock on the date of the 2001 Annual Meeting of Stockholders shall not be eligible to receive an additional option to purchase up to 40,000 shares of common stock until the fourth, eighth, etc. anniversary of the date of the 2001 Annual Meeting of Stockholders, in each case if the non-employee director has continuously served as a director since his or her election or appointment and is a non-employee director on such date. All of the foregoing automatic grants of "non-employee director options" under the 2001 Equity Incentive Plan will have an exercise price equal to the fair market value of Quidel's common stock on the date of grant. In addition to the foregoing automatic awards of non-employee director options, under the 2001 Equity Incentive Plan, each non-employee director is eligible to receive certain other awards under the 2001 Equity Incentive Plan at the discretion of the administrator of the plan, as more fully described in the discussion of Proposal 3 below.

Vote Required and Board Recommendation

    The nominees for election as directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

    The Board of Directors recommends that you vote in favor of each named nominee in Proposal 1.

PROPOSAL 2
AMENDMENT OF THE 1983 EMPLOYEE STOCK PURCHASE PLAN
TO INCREASE AUTHORIZED SHARES

General

    On April 9, 2001, the Board of Directors authorized an amendment to the 1983 Employee Stock Purchase Plan to increase the number of shares of Quidel's common stock available for issuance under the 1983 plan from 600,000 to 750,000 shares. The purpose of the amendment is to provide us with flexibility in attracting employees in the future. At the Annual Meeting, the stockholders are being asked to approve and ratify this amendment to the 1983 plan.

Summary of the 1983 Employee Stock Purchase Plan

    The following summary of the 1983 Employee Stock Purchase Plan is qualified in its entirety by the terms of the 1983 Employee Stock Purchase Plan, a copy of which is attached as Appendix A.

    General.  The 1983 plan, which was adopted by the Board of Directors in March 1983 and approved by the stockholders in August 1983, provides employees of the Company with the opportunity to purchase shares of common stock through payroll deductions. A total of 600,000 shares of common stock have been reserved for issuance under the 1983 plan, including 50,000 shares added to the 1983 plan by the Board of Directors in May 1989 and approved by the stockholders in August 1989; 100,000 shares added to the 1983 plan by the Board of Directors in June 1991 and approved by the stockholders in August 1991; 100,000 shares added to the 1983 plan by the Board of Directors in April 1994 and approved by the stockholders in July 1994; 100,000 shares added to the 1983 plan by the Board of Directors in May 1995 and approved by the stockholders in July 1995; 100,000 shares added to the 1983 plan by the Board of Directors in April 1996 and approved by the stockholders in July 1996; and 100,000 shares added to the 1983 plan by the Board of Directors in June 1998 and approved by the stockholders in July 1998. As of March 30, 2001, 590,380 shares of common stock had been sold under the 1983 plan, leaving 9,620 shares available for issuance under the 1983 plan.

    Administration.  The 1983 plan is administered by the Compensation Committee. The 1983 plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code.

    Eligibility and Participation.  Any person who is customarily employed for at least 20 hours per week and more than five months per calendar year by Quidel or any of its designated subsidiaries on or before the beginning of the applicable offering period is eligible to participate in the offering under the 1983 plan, provided that such person is employed by Quidel on the commencement date of the offering period, subject to certain limitations imposed by Section 423(b) of the Internal Revenue Code and limitations on stock ownership as defined in the 1983 plan. There are approximately 350 employees currently eligible to participate in the 1983 plan including 6 executive officers.

    Offering Dates.  The 1983 plan is implemented by accumulating payroll deductions of participating employees during a six-month offering period, offering periods thereunder to commence February 15 and August 15 of each year. The Board of Directors has the power to alter the duration of the offering periods without stockholder approval, if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected.

    Purchase Price.  The purchase price per share at which shares are sold in an offering under the 1983 plan is the lower of 85% of the fair market value of a share of common stock on the date of commencement of the six-month offering period (the "Entry Price"), or 85% of the fair market value of a share of common stock on the last day of the offering period (the "Exit Price"). On March 30, 2001, the closing price of Quidel's common stock on The Nasdaq National Market was $3.2812 per share.

    Payment of Purchase Price; Payroll Deductions.  The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 10% of a participant's compensation. A participant may discontinue his or her participation in the 1983 plan, and may decrease, but not increase, the rate of payroll deductions at any time during an offering period.

    Purchase of Stock.  By executing a subscription agreement to participate in the 1983 plan, the employee is entitled to have shares placed under option, which are exercisable on the last day of the offering period. The maximum number of shares placed under option to a participant in an offering period is that number determined by dividing the amount accumulated in such participant's account during such offering period at the end of the offering period by the lower of the Entry Price or the Exit Price, subject to a maximum of 5,000 shares. Unless the employee's participation is discontinued prior to such purchase date, his or her option for the purchase of the shares will be exercised automatically at the end of the offering period at the applicable price.

    Notwithstanding the foregoing, however, no participant may receive an option (i) if immediately after such grant, the participant would own stock and/or outstanding options to purchase stock possessing five percent or more of the total combined voting power of all classes of stock of Quidel or of any subsidiary of Quidel, or (ii) which permits the participant's rights to purchase stock to accrue at a rate in excess of $25,000 worth of stock (determined at the fair market value of the stock at the time such option is granted) in any calendar year.

    Amendment and Termination.  The Board of Directors may at any time terminate or amend the 1983 plan. No such termination will affect options previously granted, nor may any amendment make any change in any option previously granted which adversely affects the rights of any participant, nor may any amendment be made without prior stockholder approval if such amendment would (i) increase the number of shares that may be issued under the 1983 plan, (ii) permit payroll deductions at a rate in excess of 10% of compensation, (iii) modify employee eligibility for participation requirements, or (iv) materially increase benefits which may accrue to participants under the 1983 plan.

    Non-Assignability.  In general, neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option may be assigned, transferred, pledged or otherwise disposed of in any way by the participant.

    Adjustments Upon Changes in Capitalization.  Subject to any required action by Quidel's stockholders, the number of shares of common stock covered by each option which has not yet been exercised and the number of shares of common stock which have been authorized for issuance under the 1983 plan but have not yet been placed under option, as well as the price per share of common stock covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split or the payment of a stock dividend (but only on the common stock) or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by Quidel, provided that the conversion of convertible securities of Quidel will not be deemed to have been effected without the receipt of consideration. In the event hat Quidel effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding common stock, or in the event that Quidel is consolidated with or merged into any other corporation, the board may, if it so determines in the exercise of its discretion, make similar adjustments.

    Withdrawal; Termination of Employment.  A participant's interest in a given offering period may be terminated in whole, but not in part, by signing and delivering to Quidel a notice of withdrawal from the 1983 plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. A participant's withdrawal from one offering period does not have any effect upon such participant's eligibility to participate in subsequent offerings. Upon withdrawal from an offering period, all payroll deductions which have been credited to the participant's account prior to the notice of withdrawal will be returned to the participant without interest.

    Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of Quidel for at least 20 hours per week during the applicable offering period, cancels the participant's participation in the 1983 plan. In such event, the payroll deductions credited to the participant's account will be returned to such participant or to his or her beneficiaries without interest.

    Compliance With the Law.  Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto comply with all applicable provisions of law, including securities laws and the requirements of any stock exchange upon which the shares may then be listed. As a condition to the exercise of an option, Quidel may require the participant to represent that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, and shares issued under the 1983 plan may be subject to such transfer restrictions and stop-transfer instructions as the Compensation Committee deems appropriate.

Tax Information

    The following summary of certain federal income tax consequences of the grant and exercise of rights to purchase shares of common stock under the 1983 plan is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 1983 plan will vary depending upon the specific facts and circumstances involved.

    The 1983 plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. If certain employment requirements are satisfied, an employee who is granted a right, or "option," to purchase stock under a plan meeting the requirements of Internal Revenue Code Section 423 will not be subject to federal income tax, and Quidel will not be entitled to any deduction, on either the grant or the exercise of such right.

    If the employee makes no disposition of the stock acquired pursuant to the exercise of such right within two years after the date of the grant of such stock purchase right (generally, the commencement date of the six-month offering period, hereinafter referred to as the "Offering Date") or within one year after the transfer of the stock to the employee pursuant to the exercise of such right, any gain or loss on the subsequent disposition of the stock generally will be treated as capital gain or loss, except to the extent that the employee's purchase price was less than 100% of the fair market value of the stock on the Offering Date, and no deduction will be available to Quidel at the time of such disposition. If the employee's purchase price for the stock was less than 100% of the fair market value of the stock on the Offering Date, the employee will be required to include in his or her gross income as ordinary income for the year of the disposition (or, if earlier, at the time of his or her death) an amount equal to the lesser of (i) the excess of the fair market value of the stock on the Offering Date over the purchase price that the employee would have been required to pay if the employee had exercised such right as of the Offering Date, or (ii) the excess of the fair market value of the stock at the time of the disposition or death over the amount paid for the stock. No deduction will be available to Quidel with respect to any such ordinary income recognized by the employee.

    Any sale or other disposition of stock acquired under a right granted under the 1983 plan at any time within (i) two years after the Offering Date or (ii) one year after the transfer of the shares to the employee pursuant to the exercise of such right generally will be treated as a "disqualifying disposition." Upon a disqualifying disposition, the employee generally will recognize ordinary compensation income in an amount equal to the difference between the purchase price and the fair market value of the stock on the date the option was exercised. Any gain in excess of such ordinary income amount generally will be capital gain. Quidel generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the employee by reason of a disqualifying disposition.

Participation in the 1983 Employee Stock Purchase Plan by Executive Officers, Directors and Other Employees; Interest of Certain Persons in Matters to be Acted Upon

    All of our employees, including our employee-directors and executive officers, are eligible to participate in the 1983 plan. Non-employee directors are not eligible to participate. Participation in the 1983 plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases by executive officers and other employees under the 1983 plan are not determinable.

Plan Benefits

    The following table sets forth the number of shares of common stock purchased under the 1983 plan during the fiscal year ended December 31, 2000 by each of: (i) the executive officers individually listed in the Executive Compensation Table; (ii) each nominee for election as an employee director; (iii) all current executive officers of Quidel as a group; (iv) all employees of Quidel, including all officers who are not current executive officers, as a group; and (v) all non-employee directors, including each of the nominees for election as non-employee director.

1983 Employee Stock Purchase Plan

Name	Number of Shares Actually Purchased in 2000
André de Bruin	—
Charles J. Cashion	—
Mark E. Paiz	2,788
John D. Tamerius	—
Linda Tanner	—
S. Wayne Kay	—

All current executive officers, as a group (6 persons)	2,788
All employees, including current officers who are not executive officers, as a group (approximately 350 persons)	67,054
Non-employee directors, including nominees for election as non-employee director, Richard C.E. Morgan, John D. Diekman, Ph.D., Thomas A. Glaze, Margaret G. McGlynn, R.Ph., Mary Lake Polan, M.D., Ph.D., and Faye Wattleton (1)	N/A

(1)
Non-employee directors are not eligible to participate in the 1983 plan.

    No purchase rights have been granted with respect to the shares of common stock that are the subject of this proposal, and no such shares have been issued.

Vote Required and Board Recommendation

    The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting, at which a quorum representing a majority of all outstanding shares of our common stock, is required to approve the amendment of the 1983 Employee Stock Purchase Plan to increase the number of shares of our common stock available for issuance under that plan by 150,000.

    The Board of Directors recommends that you vote in favor of Proposal 2.

PROPOSAL 3
APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN

General

    On March 29, 2001, the Board of Directors authorized the adoption, subject to stockholder approval, of the Quidel Corporation 2001 Equity Incentive Plan and the concurrent termination of the Quidel Corporation 1998 Stock Incentive Plan and 1996 Non-Employee Directors Stock Option Plan. In aggregate, these two plans have 3,400,000 shares reserved for issuance consisting of 3,000,000 shares reserved under the 1998 Stock Incentive Plan and 400,000 shares reserved under the 1996 Non-Employee Directors Stock Option Plan. As of March 30, 2001, 2,932,159 shares underlying options have been awarded under the 1998 Stock Incentive Plan and 400,000 shares underlying options have been awarded under the 1996 Non-Employee Directors Stock Option Plan. The remaining aggregate of 67,841 shares reserved for issuance under the 1996 and 1998 plans will be cancelled with the termination of those plans if Quidel's stockholders approve Proposal 3. Following the cancellation of these shares reserved for issuance, 2,700,000 shares of common stock (subject to antidilution adjustments) will be reserved for issuance under the 2001 Equity Incentive Plan. Options currently outstanding under the 1996 and 1998 plans are unaffected by this proposal. If Quidel's stockholders do not approve Proposal 3, the 1996 and 1998 plans will not be terminated and any remaining shares reserved under these plans will not be cancelled.

Summary of the 2001 Equity Incentive Plan

    The following summary of the 2001 Equity Incentive Plan is qualified in its entirety by the terms of the 2001 Equity Incentive Plan, a copy of which is attached as Appendix B.

    Purpose.  The 2001 Equity Incentive Plan's purpose is to promote our interests and those of our stockholders by using investment interests in the Company to attract, retain and motivate our management and other persons, to encourage and reward their contributions to our performance and to align their interests with the interests of our stockholders.

    Administration, Amendment and Termination.  As long as Quidel has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, the administrator of the 2001 Equity Incentive Plan will be the Compensation Committee, composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and two or more "Outside Directors" as defined in the regulations adopted under Section 162(m) of the Internal Revenue Code. The administrator will have the power to:

  •
  select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

  •
  interpret the 2001 Equity Incentive Plan and the rights of recipients of awards granted under the 2001 Equity Incentive Plan;

  •
  discontinue, suspend or amend the 2001 Equity Incentive Plan in any manner, subject to stockholder approval only where such approval is required by applicable law, rule or regulation;

  •
  accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable, provided, however, that the administrator may reduce the exercise price of a stock option (either by the cancellation and regranting of the stock option or by amendment to the stock option) only with stockholder approval; and

  •
  change the number of shares or vesting periods associated with non-employee director options, and suspend and reactivate the plan provisions regarding automatic grants of non-employee director options.

    The 2001 Equity Incentive Plan, as amended from time to time, will, in the discretion of the administrator, apply to and govern awards granted under the 2001 Equity Incentive Plan prior to the date of such amendment, provided that the consent of an award holder is required if such amendment would alter, terminate, impair or adversely affect an award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the 2001 Equity Incentive Plan until the tenth anniversary of the approval of the 2001 Equity Incentive Plan by our stockholders, unless earlier terminated.

    Securities Subject to the 2001 Equity Incentive Plan.  A total of 2,700,000 shares of our common stock may be issued under the 2001 Equity Incentive Plan, subject to adjustment under the plan. Quidel may issue common stock under the plan from:

  •
  authorized but unissued shares of common stock; or

  •
  from previously issued shares of common stock reacquired by Quidel, including shares purchased on the open market.

    The administrator may appropriately adjust the maximum number and kind of shares subject to the 2001 Equity Incentive Plan, the number and kind of shares or other securities subject to the then outstanding awards, the price for each share or other unit of any other securities subject to the then outstanding awards, and/or the number and kind of shares or other securities to be issued as non-employee director options if Quidel's common stock is affected through any of the following:

• merger;	• combination;
• consolidation;	• stock dividend;
• sale or exchange of assets;	• stock split;
• recapitalization;	• reverse stock split;
• reclassification;	• spin-off; or similar transaction.

    For purposes of calculating the aggregate number of shares issued under the plan, Quidel will count only the number of shares actually issued upon exercise or settlement of an award and not returned to Quidel upon expiration, termination or cancellation of any awards. However, if an award holder pays the exercise price or withholding taxes relating to an award with shares of Quidel common stock, or if Quidel withholds shares in satisfaction of the exercise price or withholding taxes payment, then Quidel will reduce the number of shares of common stock available for issuance under the 2001 Equity Incentive Plan by the gross number of shares for which the award is exercised or for which it vests, as applicable.

    On March 30, 2001, the closing price of Quidel's common stock on The Nasdaq National Market was $3.2812 per share. No options or other awards have been granted under the 2001 Equity Incentive Plan.

    Awards Under the 2001 Equity Incentive Plan.  Quidel may grant the following types of awards under the 2001 Equity Incentive Plan:

• stock options;	• stock bonuses;
• performance awards;	• stock sales;
• restricted stock;	• phantom stock
• stock appreciation rights;	• dividend equivalents; and
• stock payments;	• other stock-based benefits.

    Stock options granted under the 2001 Equity Incentive Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options that do not so qualify. However, the aggregate fair market value of stock with respect to which any employee's incentive stock options first become exercisable during any calendar year (under all plans of Quidel and any parent or subsidiary corporation of Quidel) may not exceed $100,000, and may be further limited by other requirements in the Internal Revenue Code. If this limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options.

    Eligibility.  Directors, officers, employees, consultants and advisors of Quidel and its affiliated entities are eligible to receive awards under the 2001 Equity Incentive Plan, except that only non-employee directors may receive "non-employee director options," as described below. Currently, it is estimated that approximately 350 persons will be eligible for selection to receive awards under the 2001 Equity Incentive Plan, consisting of approximately 338 non-executive officer employees, 6 executive officers and 6 non-employee directors.

    Terms and Conditions of Non-Employee Director Options Under the 2001 Equity Incentive Plan.  Under the 2001 Equity Incentive Plan, each non-employee director automatically receives, upon becoming a non-employee director, a one-time grant of a non-qualified option to purchase up to 40,000 shares of Quidel's common stock, which will vest 25% on the first anniversary of the grant date and 6.25% at the end of each of the twelve three-month periods following the first anniversary of the grant date, in each case if such non-employee director has remained a director for the entire period from the date of grant to such vesting date. In addition, each of the current non-employee directors who is re-elected as a continuing director at the 2001 Annual Meeting of Stockholders, receives a one-time grant of an option to purchase up to 20,000 shares of common stock, which will vest 6.25% at the end of each of the sixteen three-month periods following the grant date, in each case if the director has remained a director for the entire period from the date of grant to such vesting date. This one-time grant is intended to eliminate the disparity in the number of stock options granted to non-employee directors under the 1996 Non-Employee Directors Stock Option Plan with the number of non-employee director options automatically granted to non-employee directors under the 2001 Equity Incentive Plan. In addition, each non-employee director also automatically receives an option to purchase up to 40,000 shares of common stock on the fourth, eighth, etc. anniversary of such director's initial appointment or election as a director, which will vest 25% on the first anniversary of the grant date and 6.25% at the end of each of the twelve three-month periods following the first anniversary of the grant date, in each case if such non-employee director has served as a director since his or her election or appointment and is a non-employee director on such date, provided however, that each director receiving a one-time grant of an option to purchase up to 20,000 shares of common stock on the date of the 2001 Annual Meeting of Stockholders shall not be eligible to receive an additional option to purchase up to 40,000 shares of common stock until immediately following the 2005 Annual Meeting of Stockholders, and immediately following the fourth, eighth, etc. anniversary thereof as long as options may be granted under the 2001 Equity Incentive Plan, in each case if the non-employee director has served as a director since his or her election or appointment and has been re-elected as a non-employee director at such annual meeting.

    All non-employee director options under the 2001 Equity Incentive Plan have a term of 10 years and an exercise price equal to the fair market value on the date of grant. If a recipient of a non-employee director option ceases to be a director of Quidel, all non-employee director options granted to the recipient are exercisable, only to the extent already exercisable at the date the director ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate.

    In addition to these automatic non-employee director options, non-employee directors are eligible to receive certain general grants of awards under the plan, including non-qualified stock options other than non-employee director options, at the discretion of the administrator. To the extent not inconsistent with the provisions of the 2001 Equity Incentive Plan governing non-employee director options, the terms of general awards under the 2001 Equity Incentive Plan apply to non-employee director options.

    Terms and Conditions of General Awards Under the 2001 Equity Incentive Plan.  The administrator will select the recipients of awards granted under the 2001 Equity Incentive Plan from the pool of eligible persons and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the awards. However, only non-employee directors are eligible to receive non-employee director options. In addition, the 2001 Equity Incentive Plan specifies the dates, amounts, exercise prices, vesting periods and other relevant terms of non-employee director options, as summarized above.

    Award Pricing.  The administrator will determine the exercise or purchase price of awards granted under the 2001 Equity Incentive Plan, except that the provisions of the plan govern the exercise price of non-employee director options. In addition, the exercise price for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the exercise price must not be less than the fair market value of Quidel's common stock on the date of grant, and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of stock of Quidel or any parent or subsidiary corporation of Quidel.

    Award Vesting and Term.  The administrator will determine the date or dates on which awards granted under the 2001 Equity Incentive Plan vest and become exercisable, except that the provisions of the plan govern the vesting and term of non-employee director options. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of 10 years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the total combined voting power of all classes of stock of Quidel or any parent or subsidiary corporation of Quidel.

    Awards granted under the 2001 Equity Incentive Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder's termination of employment only to the extent that the award had become exercisable on or before the date of termination and to the extent that the award is not forfeited under the terms of the plan. Furthermore, in the absence of a specific agreement to the contrary, stock options will generally expire and become unexercisable immediately upon termination of the recipient's employment with Quidel for just cause (as defined in the plan); 90 days after termination of the recipient's employment with Quidel for any reason other than just cause, death or permanent disability; or one year after termination of the recipient's employment with Quidel due to death or permanent disability, unless the term of the options provides for an earlier expiration. The administrator may accelerate the vesting of any options and may also extend the period following termination of employment with Quidel during which options may vest and/or be exercised.

    Other Award Provisions.  The administrator will determine any applicable performance criteria, restrictions or conditions of any award.

    Award Payments.  A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award. Quidel may extend or arrange for the extension of credit to any award holder to finance the award holder's purchase of shares upon exercise of the holder's award on terms approved by the administrator, subject to restrictions under applicable laws and regulations, or allow exercise in a broker's transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying common stock. The administrator may, in its discretion, allow an award holder to pay the exercise price for an award by delivering Quidel common stock.

    Non-Assignability of Awards.  Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient.

    Awards Documentation.  An agreement duly executed on behalf of Quidel and by the recipient or a confirming memorandum issued by Quidel to the recipient, setting forth such terms and conditions applicable to the award, will evidence awards granted under the 2001 Equity Incentive Plan.

    Rights With Respect to Common Stock.  No recipient of an award under the 2001 Equity Incentive Plan or other person will have any right, title or interest in or to any shares of common stock subject to any award or any rights as a stockholder unless the award is duly exercised pursuant to the terms of the 2001 Equity Incentive Plan and the shares of common stock are issued to the recipient upon exercise of the award.

    Plan Provisions Regarding Changes in Control.  As of the effective time and date of any change in control (as defined in the 2001 Equity Incentive Plan) of Quidel, the 2001 Equity Incentive Plan and any of the then outstanding awards (whether or not vested) will automatically terminate unless:

    provision is made in writing in connection with such transaction for the continuance of the 2001 Equity Incentive Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2001 Equity Incentive Plan and such outstanding awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or

    the Board of Directors otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including without limitation accelerating the vesting of outstanding awards and/or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).

    If, pursuant to these plan provisions, the 2001 Equity Incentive Plan and the awards terminate by reason of the occurrence of a change in control without provision for any of the actions described in the paragraph above, then any recipient holding outstanding awards shall have the right, at such time immediately prior to the consummation of the change in control as the Board of Directors shall designate, to exercise the recipient's awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

    Plan Provisions Regarding Section 162(m) the Internal Revenue Code.  In general, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by Quidel in any tax year with respect to each of its Chief Executive Officer and other four most highly compensated officers, including any compensation relating to an award under the 2001 Equity Incentive Plan. To prevent compensation relating to an award under the 2001 Equity Incentive Plan from being subject to the $1,000,000 limit of Internal Revenue Code Section 162(m), the 2001 Equity Incentive Plan provides that no employee shall be granted any awards with respect to more than 1,800,000 shares of common stock in any one calendar year; provided, however, that this limitation will not apply if it is not required in order for the compensation attributable to such awards to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations issued thereunder.

    Furthermore, if it is intended that an award qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations thereunder, and the amount of compensation an eligible person could receive under the award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any dividend equivalents related to the award shall not be made contingent on the exercise of the award.

    Finally, if Internal Revenue Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of Quidel's underlying common stock after the date of grant or award, the administrator can condition the grant, vesting, or exercisability of such an award on the attainment of a preestablished objective performance goal. For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria:

• cash flow;	• return on assets or net assets;
• earnings per share, including earnings	• income or net income;
• before interest, taxes and amortization;	• operating margin;
• return on equity;	• return on operating revenue; and/or
• total stockholder return;	• any similar performance criteria.
• return on capital;

    The maximum amount payable pursuant to that portion of a performance award under the plan granted for any calendar year to any eligible person that is intended to satisfy the requirements for performance-based compensation under Internal Revenue Code Section 162(m) and the regulations thereunder shall not exceed $1,000,000.

Tax Information

    The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by Quidel is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Equity Incentive Plan will vary depending upon the specific facts and circumstances involved.

    Incentive Stock Options.  Except as discussed below, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is an employee of Quidel (or of any parent or subsidiary corporation of Quidel) or within three months following termination of the recipient's employment (or within one year, if termination was due to a permanent and total disability).

    If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date Quidel transfers those shares to the recipient or two years after the date Quidel grants the incentive stock option to the recipient, then:

    if the recipient's sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

    if the recipient's sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.

    If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date Quidel transfers the shares to the recipient pursuant to the recipient's exercise of the incentive stock option and at least two years after the date Quidel grants the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option. If the recipient is an "insider" (as defined below), the recipient is advised to consult a tax advisor about the possibility of making an election under Section 83(b) of the Internal Revenue Code upon exercise of an incentive stock option.

    The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient's "alternative minimum taxable income" in the year of exercise. The "alternative minimum tax" will generally equal the amount by which 26% or 28% (depending upon the amount of the recipient's alternative minimum taxable income reduced by certain exemption amounts) of the recipient's alternative minimum taxable income (reduced by certain exemption amounts) exceeds the recipient's regular income tax liability for the year. Before exercising an incentive stock option, a recipient should determine whether and to what extent exercise of an incentive stock option will result in alternative minimum tax in the year of exercise.

    In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, Quidel will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, Quidel is not entitled to any deduction.

    Non-qualified Stock Options.  Quidel's grant of a non-qualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-qualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the non-qualified stock option. Quidel generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient's subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient's holding period after exercise. If the recipient is an "insider" (as defined below), the recipient is advised to consult a tax advisor about the possibility of making an election under Section 83(b) of the Internal Revenue Code upon exercise of a non-qualified stock option.

    Stock Appreciation Rights and Phantom Stock.  Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the amount paid by Quidel under either arrangement on the date the holder receives payment. If Quidel places a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder's right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. Quidel will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

    Stock Purchase Rights—Restricted Stock.  Under the 2001 Equity Incentive Plan, Quidel is authorized to grant rights to purchase Quidel's restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant's employment relationship with Quidel terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time Quidel's repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is timely made, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant's acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the sum of the purchase price paid (if any) for the shares plus the ordinary income recognized pursuant to the election under Section 83(b) of the Internal Revenue Code. In the event that a participant forfeits restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant's purchase price for such stock). Quidel generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant with respect to restricted stock for the taxable year of Quidel in which, or with which, ends the taxable year in which such amount is included in the gross income of the participant.

    Other Awards.  In addition to the types of awards described above, the 2001 Equity Incentive Plan authorizes certain other awards that may include payments in cash, Quidel common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and Quidel will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2001 Equity Incentive Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and Quidel will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Internal Revenue Code Section 83 generally will be taxed under the rules applicable to restricted stock as described above.

    Withholding.  In the event that an optionee or other recipient of an award under the 2001 Equity Incentive Plan is an employee of Quidel, Quidel ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2001 Equity Incentive Plan.

    Special Rules Applicable to "Insiders."  If a recipient of an award is an "insider" (a director, officer or other individual subject to Section 16 of the Exchange Act), the recipient may be required to defer determination of the amount of income and the timing of income recognition in connection with an award under the plan, and the beginning of the holding period for any shares the recipient receives, until the expiration of any period during which the recipient would be restricted from disposing of any shares the recipient received. The recipient will not be required to defer these determinations if the recipient makes a valid election under Section 83(b) of the Internal Revenue Code. If a recipient is an insider, the recipient is advised to consult a tax advisor to determine the tax consequences of exercising options granted to the recipient under the plan.

    Certain Additional Rules Applicable to Awards.  The terms of awards granted under the 2001 Equity Incentive Plan may provide for accelerated vesting in connection with a change in control of Quidel Corporation. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and Quidel will be denied any deduction with respect to such payment. Participants are advised to consult their tax advisors as to whether accelerated vesting or payment of an award in connection with a change in Quidel's control would give rise to an excess parachute payment.

    Quidel generally is entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, Quidel's deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to the Chief Executive Officer and the other four most highly compensated officers may be limited to $1 million per person annually. Depending on the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2001 Equity Incentive Plan may be included in the compensation subject to such deduction limitation.

    Special rules will apply in cases where a recipient pays the exercise price of the award or applicable withholding tax obligations under the 2001 Equity Incentive Plan by delivering any previously-owned Quidel common stock or by reducing the number of shares of common stock otherwise issuable pursuant to the award. Participants who contemplate taking any such action are advised to consult with their personal tax advisors regarding the tax consequences of such action.

Participation in the 2001 Equity Incentive Plan by Executive Officers, Directors and Other Employees; Interest of Certain Persons in Matters to be Acted Upon

    Participation in the 2001 Equity Incentive Plan is in the discretion of the administrator, except that non-employee directors automatically receive non-employee director options in accordance with the 2001 Equity Incentive Plan. If Proposal 3 is approved, each of the current non-employee directors standing for re-election (Richard C.E. Morgan, John D. Diekman, Ph.D., Thomas A. Glaze, Margaret G. McGlynn, R.Ph., Mary Lake Polan, M.D., Ph.D., and Faye Wattleton), would receive upon re-election to the Board of Directors, an automatic grant of an option to purchase up to 20,000 additional shares of Quidel's common stock with an exercise price equal to the fair market value of Quidel's common stock on the date of grant. Each non-employee director standing for re-election will also receive an option to purchase up to 40,000 shares of common stock immediately following the fourth, eighth, etc. anniversary of the 2001 Annual Meeting of Stockholders, in each case if such non-employee director has continuously served as a director since his or her election or appointment and is a non-employee director on such date. Finally, under the 2001 Equity Incentive Plan, each non-employee director will be eligible to receive future awards of other non-qualified stock options or other types of awards as determined by the administrator in its discretion. These awards, if granted, would be in addition to the non-employee director options that non-employee directors automatically receive under the 2001 Equity Incentive Plan. The amount and timing of any grants of such discretionary awards are not determinable.

    Future participation in the 2001 Equity Incentive Plan by executive officers and other employees is not determinable, nor can it be determined what benefits would have been received by or allocated to executive officers and other employees had the plan been in effect for the last completed fiscal year.

    The following table summarizes certain information with respect to benefits that will be received by the directors standing for re-election as non-employee directors:

New Plan Benefits
2001 Equity Incentive Plan
Name	Dollar Value		Number of Shares
Non-Employee Directors(1)	not determinable	(2)	120,000	(3)

(1)
Includes all current non-employee directors standing for re-election.

(2)
The exercise price for each non-employee director option granted under the 2001 Equity Incentive Plan is the fair market value of our common stock on the date of grant.

(3)
Represents the number of shares underlying non-employee director options that will automatically be granted under the 2001 Equity Incentive Plan in the fiscal year ending December 31, 2001 if each of the directors standing for re-election as a non-employee director is re-elected at the 2001 Annual Meeting of Stockholders. Any other awards to non-employee director pursuant to the administrator's discretion are not determinable.

Vote Required and Board Recommendation

    The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of our common stock, is required to approve the 2001 Equity Incentive Plan.

    The Board of Directors recommends that you vote in favor of Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the number of shares of the Quidel's common stock beneficially owned as of March 30, 2001 by (i) those known to be the beneficial owners of more than five percent (5%) of the outstanding common stock, (ii) each of the present directors and nominees for director, (iii) each executive officer named in the Summary Compensation Table herein and (iv) all directors and executive officers as a group. On March 30, 2001 there were 28,147,069 shares of common stock outstanding.

	Beneficial Ownership of Common Stock(1)
Name	Number of Shares	Percent(2)
Beneficial Owners
Larry N. Feinberg(3) c/o Oracle Associates, LLC 200 Greenwich Avenue, 3rd Floor Greenwich, CT 06830	2,844,400	10.11%
Jack W. Schuler(4) 28161 North Keith Drive Lake Forest, IL 60045	1,887,931	6.71%
Entities affiliated with LeRoy C. Kopp(5) 7701 France Avenue South, Suite 500 Edina, MN 55435	1,360,700	4.83%
Directors and Nominees for Director
Richard C.E. Morgan(6)	1,062,847	3.78%
André de Bruin(7)	785,840	2.79%
John D. Diekman, Ph.D.(8)	66,927	*
George W. Dunbar(9)	17,500	*
Thomas A. Glaze(10)	236,440	*
S. Wayne Kay	—	*
Margaret G. McGlynn, R.Ph.(11)	47,500	*
Mary Lake Polan, M.D., Ph.D.(12)	63,500	*
Faye Wattleton(13)	18,445	*
Named Executive Officers
Charles J. Cashion(14)	132,811	*
Mark E. Paiz(15)	114,165	*
John D. Tamerius, Ph.D.(16)	131,905	*
Linda Tanner (17)	48,436	*
All directors and executive officers as a group (13 persons)(18)	2,726,316	9.69%

*
Less than one percent

(1)
Except for voting powers held jointly with a person's spouse, represents sole voting and investment power unless otherwise indicated.

(2)
The percentage ownership for each stockholder is calculated by assuming the exercise or conversion of all warrants, rights, options and convertible securities held by such holder exercisable or convertible within 60 days of the Record Date, and the non-exercise and non-conversion of all other outstanding warrants, rights, options and convertible securities.

(3)
Based on his Form 5 dated February 15, 2001, in which Larry N. Feinberg reported the beneficial ownership of 2,844,400 shares of common stock. Mr. Feinberg reported that these shares of common stock are held directly by Oracle Partners, L.P. ("Oracle Partners") (1,620,500 shares), Oracle Institutional Partners, L.P. ("Oracle Institutional") (441,700 shares), GSAM Oracle Investments, Inc. ("GSAM Investments") (591,800 shares), Oracle Offshore Limited ("Oracle Offshore") (91,400 shares), The Feinberg Family Foundation (the "Foundation") (28,000 shares) and Oracle Management, Inc. Employees Retirement Plan (the "Retirement Plan") (57,000 shares). Oracle Investment Management, Inc. (the "Investment Manager") serves as investment manager to and has investment discretion over the securities held by GSAM Investments, Oracle Offshore and the Retirement Plan. Mr. Feinberg is senior managing member of the general partner of Oracle Partners and Oracle Institutional, the trustee of the Foundation, and the sole shareholder and president of the Investment Manager. Mr. Feinberg disclaims any beneficial ownership of the securities, except as to such securities representing Mr. Feinberg's pro rata interest in, and interest in the profits of, Oracle Partners, Oracle Institutional, GSAM Investments, Oracle Offshore, the Foundation and the Retirement Plan. Mr. Feinberg also reported that he holds directly 10,000 shares of common stock and 4,000 shares as trustee of the Larry Feinberg Irrevocable Trust UAD 12/19/97 FBO Samantha Rose Feinberg.

(4)
Based on his Schedule 13D, filed October 23, 2000, in which Jack W. Schuler reported the beneficial ownership of 1,887,931 shares of common stock. Mr. Schuler reported that 1,628,906 shares are held by him directly, 144,400 shares are held through individual retirement accounts of which he is the beneficiary, and 114,625 shares are held by the Schuler Family Foundation, of which Mr. Schuler is one of three directors.

(5)
Based on the Schedule 13G, filed January 30, 2001, by LeRoy C. Kopp, Kopp Holding Company and Kopp Investment Advisors, Inc. Mr. Kopp is the sole owner of Kopp Holding Company, and Kopp Holding Company is the sole owner of Kopp Investment Advisors, Inc. The Schedule 13G discloses that the shares are held in a fiduciary or representative capacity by Kopp Investment Advisors, Inc., an investment advisor registered under the Investment Advisors Act of 1940.

(6)
Includes 824,747 outstanding shares of common stock held by Amphion Partners L.L.C. (formerly Wolfensohn Partners L.P.), 10,000 outstanding shares of common stock held by Antiope Partners L.L.C. and 61,100 outstanding shares of common stock held by Amphion Investments L.L.C. Richard C.E. Morgan may be deemed to have voting and investment power as to all of the shares held by Amphion Partners L.L.C., Antiope Partners L.L.C. and Amphion Investments L.L.C. because of his position as general partner of the sole general partner of Amphion Partners L.L.C., Antiope Partners L.L.C. and Amphion Investments L.L.C. Mr. Morgan disclaims beneficial ownership as to all these shares. The amount also includes 62,500 shares of common stock issuable to Mr. Morgan upon exercise of options that are exercisable on or within 60 days after the Record Date.

(7)
Includes 781,540 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date. André de Bruin previously served as a part-time employee of Quidel. As a part-time employee, Mr. de Bruin received a nonstatutory stock option to purchase up to 300,000 shares of common stock, at an exercise price equal to 100% of the fair market value on the date of grant. Mr. de Bruin's part-time employment ended as of June 9, 1998, when he was appointed President and Chief Executive Officer. The terms of the offer made to Mr. de Bruin included the cancellation and termination of the existing 300,000 options and the issuance of a new grant of options to purchase up to 1,428,420 shares of the common stock. These options vest as follows: 25,000 options vested immediately, 927,280 options will vest ratably over four years at a rate of 6.25% per quarter (i.e., 57,955 shares per quarter) and the remaining 476,140 options will vest after four years, or earlier, upon Quidel's attainment of performance milestones agreed upon by the Board of Directors and Mr. de Bruin. During December 1999, a

  performance milestone was achieved, and 119,035 options immediately vested. The first 30,769 stock options to vest in any calendar year will be Incentive Stock Options. The remaining options that vest in a calendar year will be Non-Qualified Options.

(8)
Includes 50,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date and 16,427 shares of common stock held in a family trust.

(9)
Includes 17,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(10)
Includes 58,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(11)
Includes 42,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(12)
Includes 3,000 shares of common stock held in trusts to benefit Mary Lake Polan's M.D., Ph.D. children. Dr. Polan has no authority to vote or dispose of these 3,000 shares and Dr. Polan disclaims beneficial ownership of these 3,000 shares, except to the extent of her pecuniary interest, if any. The amount listed also includes 46,500 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(13)
Includes 18,445 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(14)
Represents 132,811 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(15)
Includes 109,248 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(16)
Includes 120,311 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(17)
Represents 48,436 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

(18)
All directors, nominees for director and named executive officers as a group, including 1,485,666 shares of common stock issuable upon exercise of options that are exercisable on or within 60 days after the Record Date.

    With the exception of information relating to stock options issued by Quidel, all information with respect to beneficial ownership of the shares referred to in this section is based on filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided to Quidel by the beneficial owners.

EXECUTIVE COMPENSATION

    The following table sets forth the cash compensation paid or accrued by Quidel to (i) its Chief Executive Officer, and (ii) the other four most highly compensated executive officers who were serving as of December 31, 2000.

			Annual Compensation		Compensation Awards
Name and Principal Positions	Fiscal Year Ended		Salary($)(1)	Bonus ($)	Options(#)	All Other Compensation ($)(2)
André de Bruin(3) Chief Executive Officer and Vice Chairman	12/31/00 12/31/99 3/31/99	*	393,433 292,300 361,286	— — —	— — 1,428,420	3,559 2,670 173,495
Charles J. Cashion(4) Senior Vice President, Corporate Operations, Chief Financial Officer and Secretary	12/31/00 12/31/99 3/31/99	*	212,112 164,234 60,000	— — 20,000	25,000 12,500 225,000	2,915 1,964 —
Mark E. Paiz(5) Senior Vice President, Product Development and Supply Operations	12/31/00 12/31/99 3/31/99	*	188,750 159,156 132,590	— — 6,000	25,000 142,000 52,000	71,250 1,220 —
John D. Tamerius(6) Vice President, Autoimmune and Complement and General Manager, Mountain View Operations	12/31/00 12/31/99 3/31/99	*	185,452 145,425 174,265	— — —	12,500 20,000 15,000	54,353 2,174 —
Linda Tanner(7) Senior Vice President, Global Commercial Operations	12/31/00 12/31/99 3/31/99	*	169,070 124,969 146,432	20,000 — —	75,000 15,000 15,000	64,934 1,690 —

*
For the nine month period ended December 31, 1999.

(1)
The amounts shown include cash compensation the executive officers earned and received, or deferred pursuant to Quidel's 401(k) Plan. Quidel began making contributions to executive officers' accounts under the 401(k) Plan in July 1999.

(2)
During the year ended December 31, 2000, Quidel made contributions under the 401(k) Plan for Mr. de Bruin, Mr. Cashion, Mr. Paiz, Dr. Tamerius and Ms. Tanner of $2,625, $2,625, $2,425, $2,318, and $1,600, respectively. The Company also funded a group term life insurance plan in excess of $50,000. Amounts added to compensation related to this life insurance plan for Mr. de Bruin, Mr. Cashion, Mr. Paiz, Dr. Tamerius, and Ms. Tanner were $934, $290, $149, $1,646, and $211 respectively. In addition, Mr. Paiz, Dr. Tamerius and Ms. Tanner received $68,676, $50,389 and $63,123 related to relocation, respectively.

(3)
At the meeting of the Board of Directors on June 9, 1998, the Board voted to appoint Mr. de Bruin President and Chief Executive Officer. Pursuant to the terms of the offer made to Mr. de Bruin, he is employed at will, with an annual salary of at least $370,000 that commenced on July 6, 1998. Mr. de Bruin receives the benefits offered to all Quidel executive officers. In addition to those benefits, Quidel paid the costs of Mr. de Bruin's relocation to the San Diego area. A portion of the relocation assistance was taxable and Quidel "grossed-up" the taxable amounts based on the applicable federal and state tax rates. The total compensation relating to Mr. de Bruin's relocation amounted to $173,495. Also, the Company's Stock Option Agreement with Mr. de Bruin provides that all options granted under the agreement will immediately become vested upon a change in control of the Company. Mr. de Bruin served as President of Quidel until January 1, 2001, when S. Wayne Kay was employed by Quidel as President and Chief Operating Officer. Mr. de Bruin still serves as Quidel's Chief Executive Officer.

(4)
Pursuant to an Employment Agreement dated December 14, 1998, Mr. Cashion joined Quidel as Senior Vice President, Corporate Operations, Chief Financial Officer and Secretary, with an annual salary of at least $225,000. In addition, Mr. Cashion received a signing bonus of $20,000. Mr. Cashion is employed at will, and will receive the benefits offered to all Quidel executive officers.

(5)
Mr. Paiz was promoted to Senior Vice President, Product Development and Supply Operations in August 1999 and was granted an additional 50,000 stock options. In January 2000, the Company loaned Mr. Paiz $172,544 at an interest rate of 7% to assist with his relocation to the San Diego area. Mr. Paiz repaid his obligation in full in April 2000. Previously, Mr. Paiz was appointed Vice President, Operations in June 1998, and he received a signing bonus of $6,000.

(6)
In October 1999, Dr. Tamerius was appointed Vice President, Autoimmune and Complement and General Manager of Mountain View Operations. With this appointment, Dr. Tamerius was relocated from San Diego, CA to Mountain View, CA. To assist with the relocation, the Company loaned Dr. Tamerius $130,000 at an interest rate of 7%. The principal on this loan was repaid in full in March 2000.

(7)
In May 2000, Ms. Tanner was appointed Senior Vice President, Global Commercial Operations. In connection with her initial employment, Ms. Tanner received a signing bonus of $20,000 and payment of $63,123 for relocation expenses.

Option Grants During the Year Ended December 31, 2000

    The following table summarizes options granted to the following executive officers during the year ended December 31, 2000, and the value of the options held by these officers at December 31, 2000. Quidel has not granted Stock Appreciation Rights.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#/Sh)(1)	% of Total Options Granted During the Year Ended December 31, 2000(2)	Exercise or Base Price ($/Sh)(3)	Expiration Date(4)	Grant Date Present Value($)(5)
André de Bruin	—	—	—	—	—
Charles J. Cashion	25,000	1.9%	6.875	6/7/2010	171,858
Mark E. Paiz	25,000	1.9%	6.875	6/7/2010	171,858
John D. Tamerius	12,500	0.9%	6.875	6/7/2010	85,929
Linda Tanner	75,000	5.7%	6.875	6/7/2010	515,573

(1)
All options granted in the year ended December 31, 2000 vest over a four-year period commencing on the date of grant. The exercise price of the above options is equal to the fair market value of the common stock on the date of grant.

(2)
Options representing a total of 1,318,510 shares of common stock were granted during the year ended December 31, 2000.

(3)
The exercise price on the date of grant was equal to 100% of the fair market value.

(4)
The options have a term of ten years, subject to earlier termination related to the termination of employment.

(5)
The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants during the year ended December 31, 2000: risk free interest rate of 6.2%, expected option life of 5.8 years, expected volatility of 3.2 and a dividend rate of zero. Option valuation using a Black-Scholes-based option pricing model generates a theoretical value based upon certain factors and assumptions. Therefore, the value of a stock option, if any, is dependent on the future price of the stock, overall stock market conditions and continued service with Quidel, since options remain exercisable for only a limited period following retirement, death or disability. The values reflected in this table or any other value may not be achieved.

Aggregated Option Exercises for the Year Ended December 31, 2000 and Option Values at December 31, 2000

    The following table sets forth information for the following executive officers regarding the exercise of stock options in fiscal 2000 and the number of stock options exercisable and unexercisable at the end of fiscal 2000. There were no options in-the-money at the end of 2000.

			Number of Securities Underlying Unexercised Options at December 31, 2000(#)		Value of Unexercised In-the-Money Options at December 31, 2000($) (2)
	Shares Acquired on Exercise(#)
		Value Realized($)
Name			Exercisable(1)	Unexercisable	Exercisable	Unexercisable
André de Bruin	—	—	723,585	704,835	1,288,850	1,255,452
Charles J. Cashion	—	—	117,187	145,313	354,045	362,740
Mark E. Paiz	—	—	86,187	138,813	187,086	259,388
John D. Tamerius	—	—	121,552	59,688	148,612	87,935
Linda Tanner	—	—	32,812	167,188	41,501	113,179

(1)
Future exercisability is subject to a number of factors, including the optionee remaining employed by Quidel.

(2)
Calculated on the basis of the fair market value of the underlying securities at December 31, 2000 ($5.0312 per share), less the exercise price.

INDEPENDENT PUBLIC ACCOUNTANTS

    Upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of Arthur Andersen LLP to be independent public accountants for the year ended December 31, 2001. Quidel expects a representative of Arthur Andersen LLP to be present at the meeting, to have the opportunity to make a statement if he or she desires to do so, and to be available to respond to appropriate questions.

    Arthur Andersen LLP's report on the financial statements for the year ended December 31, 2000 and the nine months ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. In addition, during the two most recent fiscal years, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure. During these same periods, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v)(A-D) of Regulation S-K. In addition, no consultations listed in Item 304(a)(2)(i)-(ii) occurred during these same periods.

Audit Fees

    The fees paid to Quidel's independent public accountants, Arthur Andersen LLP, during the year ended December 31, 2000 for professional services rendered for audit of Quidel's 2000 financial statements and reviews of Quidel's financial statements included in Quidel's quarterly reports on Form 10-Q for 2000 were $151,000.

Financial Information Systems Design and Implementation

    Quidel's independent public accountants have performed no services relating to the operation or supervising of Quidel's information system, managing Quidel's local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information significant to Quidel's financial statements as a whole.

All Other Fees

    During the year ended December 31, 2000, Quidel also paid to Arthur Andersen LLP approximately $237,000 of fees for all other services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under the securities laws of the United States, the directors and executive officers of Quidel and persons who own more than ten percent (10%) of Quidel's common stock are required to report their initial ownership of Quidel common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and The Nasdaq National Market. Specific due dates for these reports have been established, and Quidel is required to disclose in this Proxy Statement any late filings during the year ended December 31, 2000. To Quidel's knowledge, based solely on its review of the copies of the reports required to be furnished to Quidel, all of the reports were timely filed, with the following exceptions:

  •
  No Form 5s were filed by any of Quidel's officers and directors in 2000. The persons required to file Form 5s during 2000 include the nominees for director identified in this proxy statement other than S. Wayne Kay; George W. Dunbar, Jr., a current director of Quidel; Charles H. Bowden, an executive officer of Quidel who left Quidel in February 2000; Mr. Cashion; Mr. Paiz; Dr. Tamerius and Robin Weiner, an officer of Quidel as of December 31, 1999 whose status changed as of January 1, 2000.

  •
  As disclosed in the Form 5 of Larry N. Feinberg filed February 15, 2001, Mr. Feinberg failed to disclose on a Form 4 the purchase of 4,000 shares of Quidel common stock on January 14, 2000 by himself as trustee for the Larry Feinberg Irrevocable Trust UAD 12/19/97 FBO Samantha Rose Feinberg.

  •
  As disclosed in the Form 5 of Mr. de Bruin, Mr. de Bruin failed to file Form 4s for transactions by his wife in January, February and March 2000. On January 10, 2000, Mrs. de Bruin sold 1,145 shares of Quidel common stock. On February 4, 2000, Mrs. de Bruin purchased 650 shares of Quidel common stock. On March 31, 2000, Mrs. de Bruin purchased 150 shares of Quidel common stock.

  •
  As disclosed in the Form 5 of Dr. Polan, Dr. Polan exercised 18,000 stock options granted by Quidel on August 23, 2000 through a broker-assisted cashless exercise, but did not file a Form 4 for August 2000.

    To assist Quidel's officers and directors with complying with their reporting responsibilities under Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, Quidel has implemented a Section 16 compliance program whereby Quidel sends a monthly written reminder to Quidel's officers and directors that they must report transactions in Quidel securities on a Form 4 and asking them to submit to Quidel any information on transactions in Quidel securities during the previous month.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors administers Quidel's executive compensation programs and approves salaries of all elected officers, including those of the executive officers named in the Summary Compensation Table. The Committee is responsible for reporting to the Board and administering all other elements of executive compensation, including annual incentive awards and stock options.

Philosophy

    The executive compensation program is structured to support the Company's mission, values and corporate strategies. The executive compensation programs are designed to provide competitive levels of total compensation in order to attract, retain and motivate high-quality senior management by providing what the Company believes to be a competitive total compensation package based on both individual and corporate performance. The executive compensation program is composed of three elements: (1) competitive base salaries which reflect individual performance, (2) annual incentive opportunities which are a function of individual and business performance payable in cash, and (3) long-term stock-based incentive opportunities pursuant to the Company's stock incentive plans which link the interests of senior management and the Company's stockholders. The mix of total compensation is designed to cause greater variability in the individual's absolute year-to-year compensation based on the success of the Company and the individual contribution to that success. The total compensation program provides focus on both short-term and long-term results.

    The Compensation Committee does not currently anticipate that the compensation of any executive officer will materially exceed the limit on deductibility imposed by Section 162(m) of the Internal Revenue Code during fiscal 2001.

Base Salary

    Base salary is targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions in comparable companies. The Compensation Committee reviews management recommendations for executives' salaries and examines survey data for executives with similar responsibilities in comparable companies in the medical and biotechnology industry. Individual salary determinations are based on experience, sustained performance and comparison to peers inside and outside of Quidel.

Annual Incentive Awards

    Quidel maintains a senior management incentive compensation plan that is designed to reward senior management for their contributions to corporate and individual objectives. Under the plan, each participating officer is entitled to receive a cash bonus if certain corporate goals are met in a particular fiscal year.

    Each eligible employee's potential annual award under the plan is expressed as a percentage of the total base compensation earned by the individual during the fiscal year. For the year ended December 31, 2000, the percentages for the Chief Executive Officer and all participating Vice Presidents were set at 40% and 30%, respectively. These percentages could be increased in the event the maximum target levels are exceeded for corporate goals. For the year ended December 31, 2000, certain targeted corporate goals were not achieved and incentive compensation has not been awarded to date.

Stock Options

    The Compensation Committee administers the Company's stock option plans and makes grants of stock options. The plans are designed to align the interests of management with those of the stockholders. The number of stock options granted is related to the recipient's base compensation and level of responsibility. All options are granted with an option exercise price equal to the fair market value of the common stock on the date of grant and generally vest over a four-year period. The Compensation Committee, in its discretion, may grant additional options to executive officers, including the Chief Executive Officer, for increases in level of responsibility and promotions, in recognition of sustained exceptional performance, or annually based upon Company and individual performance. The option grant will have value to the officer only if he or she continues in the Company's services during the vesting period and then only if the market price of the underlying option shares appreciates over the option term.

Compensation of the Chief Executive Officer

    The Chief Executive Officer participates in the same executive compensation program provided to the other executive officers and senior management of the Company as described above. Certain of Mr. de Bruin's stock options also contain performance based vesting provisions. The Compensation Committee's approach to setting compensation for the Chief Executive Officer is to be competitive with comparable companies and to have a portion of total compensation depend on the achievement of performance criteria. Each year, the Board of Directors approves business goals to include financial measures, which are used to evaluate the Chief Executive Officer's performance for the year.

    The Chief Executive Officer's total cash compensation for the year ended December 31, 2000 was $393,433 in base salary. No incentive compensation was awarded. Specific accomplishments that were considered by the Board and occurred under Mr. de Bruin's leadership during this period are as follows: (1) the acquisition of Litmus Concepts, Inc., a privately owned, in vitro diagnostics company that has an innovative and proprietary technology platform and unique products for women's health, (2) CLIA waiver of the QuickVue® Influenza test in the U.S. and introduction in OTC in Europe, (3) successful launch of urine test strip products in the U.S., (4) premarket approval from the U.S. Food and Drug Administration to sell the QUS™-2 Calcaneal Ultrasonometer, and (5) ISO 9001 certification of our quality management systems for our San Diego operation. The Corporate earnings goal for this period was not met.

Compensation Committee
Richard C.E. Morgan (Chairman) Mary Lake Polan, M.D., Ph.D. Margaret G. McGlynn, R.Ph.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Morgan, Dr. Polan and Ms. McGlynn are not current or former officers or employees of Quidel, and none of these persons has engaged in any transaction which would be required to be disclosed in this proxy by Item 404 of Regulation S-K. None of the members of Quidel's Compensation Committee serves as an executive officer of an entity whose compensation committee includes executive officers of Quidel. None of the members of Quidel's Compensation Committee serves as an executive officer of an entity whose board of directors includes executive officers of Quidel. Mr. de Bruin currently serves on the Compensation Committee of Metabolex, Inc., of which Mr. Glaze is President and Chief Executive Officer.

REPORT OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS

    The Audit Committee reviews Quidel's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Quidel's independent public accountants are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

    Under rules promulgated by the Securities and Exchange Commission ("SEC"), for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the Audit Committee addressing several issues. In addition, the SEC recommends that committees adopt written charters and that any such charter be attached to the proxy statement at least once every three years. Our Audit Committee adopted a charter in May 2000, and it is included in this Proxy Statement as Appendix C.

    All of the members of the Audit Committee are currently independent directors within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. Under new and more stringent independence standards to take effect on June 14, 2001, a director will not be considered independent if, among other things, he or she has:

  •
  been employed by the corporation or its affiliates in the current or past three years or accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

  •
  an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

  •
  been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

  •
  been employed as an executive of another entity when any of the company's executives serve on that entity's compensation committee.

    Based on current facts, Mr. Glaze would not meet the new independence standards because he is the President and Chief Executive Officer of Metabolex, Inc. and Mr. de Bruin, Quidel's Vice Chairman and Chief Executive Officer, is on the compensation committee of Metabolex. Dr. Diekman would likely not meet the new independence standards because of his ownership interest in Bay City Capital Broker/Dealer LLC ("BC/BD"). During one of the past three years, Quidel paid to BC/BD an amount in excess of 5% of its gross revenues for that year. Dr. Diekman has advised Quidel that he will not accept an appointment to the Audit Committee for any term which extends past June 13, 2001 as long as any issue exists as to his independence.

    The Audit Committee has reviewed and discussed Quidel's financial statements for 2000 with Quidel's management. The Audit Committee discussed with Quidel's auditors the matters required to be discussed under SAS 61 (Codification of Statements on Auditing Standards, AU § 380).

    The Audit Committee has received the written disclosures and the letter from Quidel's independent accountants Arthur Andersen LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Arthur Andersen LLP its independence from Quidel. The Audit Committee has also considered whether the independent public accountants' provision of non-audit services to Quidel is compatible with the auditor's independence.

    Based on the review and discussions outlined above, the Audit Committee recommended to Quidel's Board of Directors that the audited financial statements be included in Quidel's annual report on Form 10-K for the year ended December 31, 2000.

                      Audit Committee

                      John D. Diekman, Ph.D. (Chairman)
                      Thomas A. Glaze
                      Faye Wattleton

STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on Quidel's common stock with the cumulative total return of the Nasdaq U.S. Index and the Nasdaq Pharmaceutical Index for the period beginning March 31, 1996 and ending December 31, 2000. The graph assumes that all dividends have been reinvested.

	03/31/96	03/31/97	03/31/98	03/31/99	12/31/99	12/31/00
Quidel Corporation	$100.00	$68.89	$53.89	$35.36	$122.22	$89.44
NASDAQ Pharmaceutical Index	$100.00	$91.26	$108.82	$137.91	$237.06	$295.66
NASDAQ Market Index - U.S.	$100.00	$111.14	$168.46	$227.61	$377.16	$226.75

ANNUAL REPORT

    The 2000 Annual Report to Stockholders has been mailed to stockholders concurrently with this Proxy Statement. The annual report is not incorporated into, and is not deemed to be a part of, this Proxy Statement.

    A copy of Quidel's annual report on Form 10-K as filed with the Securities and Exchange Commission, without exhibits, will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to the Investor Relations department at Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. In addition, you may call (858) 646-8031, or e-mail at ir@quidel.com.

DEADLINE FOR STOCKHOLDER PROPOSALS AND NOMINATIONS
FOR 2002 ANNUAL MEETING

    Any eligible stockholder of Quidel wishing to have a proposal considered for inclusion in Quidel's 2002 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of Quidel on or before December 14, 2001. The Board of Directors of Quidel will review new proposals from eligible stockholders which it receives by that date and will determine whether such proposals will be included in its 2002 proxy solicitation materials. A stockholder is currently eligible to present proposals if he or she is the record or beneficial owner of at least one percent or $2,000 in market value of securities entitled to be voted at the 2002 Annual Meeting and has held such securities for at least one year, and he or she continues to own such securities through the date on which the meeting is held.

    The bylaws of Quidel provide that any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if timely written notice of such stockholder's intent to make such nomination is given, either by personal delivery or United States mail, postage prepaid, to the Secretary, Quidel Corporation, 10165 McKellar Court, San Diego, California 92121. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the address provided above, not less than 60 days nor more than 90 days prior to the scheduled Annual Meeting. However, if less than 60 days' notice or prior public disclosure of the date of the scheduled Annual Meeting is given or made, notice by the stockholder, to be timely, must be received not later than the close of business on the 10th day following the day on which the notice of the date of the scheduled Annual Meeting was mailed or the day on which the public disclosure was made. A stockholder's notice to the Secretary must set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the person's name, age, business address and residence address, (ii) the person's principal occupation or employment, (iii) the class and number of shares of capital stock beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address of the stockholder, as they appear on Quidel's records, and (ii) the class and number of shares of stock that are beneficially owned by the stockholder on the date of the stockholder notice. If the Board of Directors so requests, any person nominated for election to the Board shall furnish to Quidel's secretary the information required to be set forth in the notice of nomination pertaining to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with Quidel's bylaws, and if the chairman should make this determination, the defective nomination will be disregarded.

    Stockholders who do not present proposals for inclusion in the proxy solicitation materials, but who still intend to submit a proposal at the 2002 Annual Meeting must, in accordance with Quidel's bylaws, provide timely notice of the matter to the Secretary. To be timely, written notice must be received by the Secretary no less than 60 days nor more than 90 days prior to the Annual Meeting. If less than 60 days' notice or prior public disclosure of the date of the scheduled Annual Meeting is given, then notice of the proposed business matter must be received by the Secretary at the address set forth on the first page of this Proxy Statement no later than the close of business on the 10th day following the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made. Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the business desired to be brought before the meeting and the reason for conducting the business at the Annual Meeting, (b) the stockholder's name and address, as they appear on Quidel's records, (c) the class and number of shares which a stockholder beneficially owns, (d) any material interest of the stockholder in the business requested to be brought before the meeting and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act in his or her capacity as a proponent of the stockholder proposal. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that the business was not properly brought before the meeting in accordance with Quidel's bylaws, and if the chairman should make this determination, the business shall not be transacted at the meeting.

OTHER BUSINESS

    Quidel knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

San Diego, California
April 13, 2001

    Stockholders are urged to specify their choices on, date, sign and return the enclosed proxy in the enclosed envelope. Prompt response is helpful and your cooperation will be appreciated.

Appendix A

QUIDEL CORPORATION
(formerly Monoclonal Antibodies, Inc.)

1983 EMPLOYEE STOCK PURCHASE PLAN
(As Proposed to be Amended)

    The following constitute the provisions of the 1983 Employee Stock Purchase Plan (herein called the "Plan") of Quidel Corporation, a Delaware corporation (herein called the "Company").

    1.  Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.  Definitions.

    (a) "Board" shall mean the Board of Directors of the Company.

    (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (c) "Common Stock" shall mean the Common Stock, no par value, of the Company.

    (d) "Company" shall mean Quidel Corporation, a Delaware corporation.

    (e) "Compensation" shall mean all regular straight time earnings, payments or overtime, shift premium, incentive compensation, incentive payments, bonuses and commissions (except to the extent that the exclusion of any such items for all participants is specifically directed by the Board or its committee).

    (f)  "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

    (g) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

    (h) "Exercise Date" shall mean the last day of each offering period of the Plan.

    (i)  "Offering Date" shall mean the first day of each offering period of the Plan.

    (j)  "Plan" shall mean this Employee Stock Purchase Plan.

    (k) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation flow exists or is hereafter organized or acquired by the Company or a Subsidiary.

    3.  Eligibility.

    (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on the date his participation in the Plan is effective shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

    (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty Five Thousand Dollars

($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4.  Offering Periods.  The Plan shall be implemented by one offering during each six month period of the Plan, commencing on or about, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning at the first offering period to be affected.

    5.  Participation.

    (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deduction on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible employees with respect to a given offering.

    (b) Payroll deductions for a participant shall commence on the first payroll following the Offering Date and shall end on the Exercise Date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

    6.  Payroll Deductions.

    (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period in an amount not exceeding ten percent (10%) of the Compensation which he received on the payday immediately preceding the Offering Date, and the aggregate of such payroll deductions during the offering period shall not exceed ten percent (10%) of his aggregate Compensation during said offering period.

    (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

    (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, or may lower, but not increase, the rate of his payroll deductions during the offering period by completing or filing with the Company a new authorization for payroll deduction. The change in rate shall be effective fifteen (15) days following the Company's receipt of the new authorization.

    7.  Grant of Option.

    (a) On the Offering Date of each six month offering period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions to be accumulated during such offering period (not to exceed an amount equal to ten percent (10%) of his Compensation as of the date of the commencement of the applicable offering period) by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, subject to the limitations set forth in Section 3(b) and 12 hereof. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein. Notwithstanding the foregoing, no employee shall be granted an option to purchase more than 5,000 shares of the Company's Common Stock during any six-month offering period.

    (b) The option price per share of the shares offered in a given offering period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be the mean of the reported bid and asked prices for that date except that the fair market value on the Offering Date of the initial offering period shall be the initial public offering price.

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    8.  Exercise of Option.  Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares will be exercised automatically on the Exercise Date of the offering period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. If the total amount of payroll deductions for a participant during the offering period exceeds the purchase price of such shares as determined in Section 7(a), such excess amount will be refunded to the participant.

    9.  Delivery.  As promptly as practicable after the Exercise Date of each offering, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said participant.

    10.  Withdrawal; Termination of Employment.

    (a) A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the Exercise Date of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and his option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period.

    (b) Upon termination of the participant's employment prior to the Exercise Date of the offering period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically terminated.

    (c) in the event an Employee fails to remain in the continuous employ of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to him and his option terminated.

    (d) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

    11.  Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

    12.  Stock.

    (a) The maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 750,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

    (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

    (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

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    13.  Administration.  The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

    (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

    (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

    14.  Designation of Beneficiary.

    (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period.

    (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    15.  Transferability.  Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

    16.  Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    17.  Reports.  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

    18.  Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in

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that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

    19.  Amendment or Termination.  The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the stockholders of the Company if such amendment would:

      (a) increase the number of shares that may be issued under the Plan;

      (b) Permit payroll deductions at a rate in excess of ten percent (10%) of the participant1s Compensation;

      (c) Modify the requirements concerning which employees (or class of employees) are eligible for participation in the Plan; or

      (d) Materially increase the benefits which may accrue to participants under the Plan.

    20.  Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    21.  Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. If such share- holder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

      (a) (1) solicited substantially in accordance with Section 14(a) of the Securities Act of 1934, as amended (the "Act") and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished; and

      (b) obtained at or prior to the first annual meeting of stockholders held subsequent to the first registration of Common Stock under Section 12 of the Act.

    In the case of approval by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company.

    22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, the Company may require the person exercising such option to represent and war rant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

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Appendix B

QUIDEL CORPORATION
2001 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE OF PLAN

    The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article IX.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

2.1  Term of Plan.

    This Plan became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date, or (b) the date of any Plan termination pursuant to the provisions in Section 8.1, at which time this Plan will automatically terminate.

2.2  Effect on Awards.

    Awards may be granted only during the Plan Term, but each Award properly granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1  Number of Shares.

    The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 2,700,000, subject to adjustment as set forth in Section 3.4.

3.2  Source of Shares.

    The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

3.3  Availability of Unused Shares.

    Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4  Adjustment Provisions.

    (a)  Adjustments.  If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 8.1, an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards; and/or (iv) the number and kind of shares or other securities to be issued as Non-Employee Director Options.

    (b)  No Fractional Interests.  No fractional interests will be issued under the Plan resulting from any adjustments.

    (c)  Adjustments Related to Company Stock.  To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

    (d)  Right to Make Adjustment.  The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    (e)  Limitations.  No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

3.5  Reservation of Shares.

    The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV
ADMINISTRATION OF PLAN

4.1  Administrator.

    (a)  Plan Administration.  Subject to the provisions of Section 4.1(b), this Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

    (b)  Administration by Committee.  The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. As long as the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan will be administered by a Committee of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee Director, and (ii) an "Outside Director" as defined in the regulations adopted under Section 162(m) of the IRC. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the

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Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. Unless otherwise required by this Section 4.1(b), the Board may disband the Committee at any time.

4.2  Authority of Administrator.

    (a)  Authority to Interpret Plan.  Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

    (b)  Authority to Grant Awards.  Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

    (c)  Procedures.  Subject to the Company's charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

4.3  No Liability.

    No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

4.4  Amendments.

    (a)  Plan Amendments.  The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the

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Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

    (b)  Award Amendments.  The Administrator may at any time and from time to time in its discretion, but subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable, provided, however, that the Administrator may reduce the exercise price of a Stock Option (either by cancellation of such Stock Option and the granting of a new Stock Option at such modified exercise price or by amending the terms of the Stock Option to reflect such a modified exercise price) only with stockholder approval.

    (c)  Limitation.  Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5  Other Compensation Plans.

    On the Effective Date of this Plan, the Company's 1998 Stock Incentive Plan and the Company's 1996 Non-Employee Directors Stock Option Plan, as amended, will be terminated, but the adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders. Notwithstanding the fact that this Plan replaces the Company's 1998 Stock Incentive Plan and the Company's 1996 Non-Employee Directors Stock Option Plan, as amended, this Plan does not affect in any way any outstanding award grants made under such plans and awards granted under such plans will continue to be governed by the terms and conditions of such plans.

4.6  Plan Binding on Successors.

    This Plan will be binding upon the successors and assigns of the Company.

4.7  References to Successor Statutes, Regulations and Rules.

    Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

4.8  Invalid Provisions.

    In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

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4.9  Governing Law.

    This Plan will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10  Interpretation.

    Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

5.1  Participation in Plan.

    (a)  Eligibility to Receive Awards.  A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that only Non-Employee Directors are eligible to receive Non-Employee Director Options, and provided further, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

    (b)  Eligibility to Receive Incentive Stock Options.  Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

    (c)  Awards to Foreign Nationals.  Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2  Award Documents.

    Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3  Payment For Awards.

    (a)  Payment of Exercise Price.  The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-

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assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

    (b)  Company Assistance.  The Company may assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to Section 5.10.

    (c)  Cashless Exercise.  If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

    (d)  No Precedent.  Recipients will have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in Section 5.3(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.4  No Employment Rights.

    Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are "at will" employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator's determination thereof will be final and binding.

5.5  Restrictions Under Applicable Laws and Regulations.

    (a)  Government Approvals.  All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system

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or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

    (b)  No Registration Obligation; Recipient Representations.  The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6  Additional Conditions.

    Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws.

5.7  No Privileges re Stock Ownership or Specific Assets.

    Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a

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trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.8  Nonassignability.

    No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator on a case-by-case basis and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the final sentence of this Section 5.8, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer; and (ii) will be exercisable during a Recipient's lifetime only by the Recipient.

5.9  Information To Recipients.

    (a)  Provision of Information.  The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations.

    (b)  Confidentiality.  The furnishing of financial and other information that is confidential to the Company is subject to the Recipient's agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient's position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.9(b) (which acknowledgment is not to be a condition to Recipient's obligations under this Section 5.9(b)).

5.10  Withholding Taxes.

    Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

5.11  Legends on Awards and Stock Certificates.

    Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The

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determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

5.12  Effect of Termination of Employment on Awards.

    (a)  Termination of Vesting.  Notwithstanding anything to the contrary herein, but subject to Section 5.12(b) Awards will be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

    (b)  Alteration of Vesting and Exercise Periods.  Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient's termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

    (c)  Leave of Absence.  In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

    (d)  General Cessation.  Except as otherwise set forth in this Plan or an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient's rights thereunder, will terminate upon termination for any reason of such Recipient's employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

5.13  Lock-Up Agreements.

    Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.13.

5.14  Restrictions on Common Stock and Other Securities.

    Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

5.15  Limits on Awards to Eligible Persons.

    Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted Awards with respect to more than 1,800,000 shares of Common Stock in any one calendar year, provided, however, that this limitation shall not apply if it is not required in order for the compensation

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attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 5.15 will be subject to adjustment as provided in Section 3.4 or under Article VIII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards as Performance-Based Compensation.

ARTICLE VI
AWARDS

6.1  Stock Options.

    (a)  Nature of Stock Options.  Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

    (b)  Option Exercise Price.  The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted.

    (c)  Option Period and Vesting.  Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that exercise of Stock Options after termination of the Recipient's employment or service shall be subject to Section 5.12 and Section  6.1(e). Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

    (d)  Exercise of Stock Options.  The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock (or such other amount as may be set forth in the applicable Award Document) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit A hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.10 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.10, or any applicable section of or regulation under the IRC.

    (e)  Termination of Employment.

       (i) Termination for Just Cause. Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

      (ii) Termination Other Than for Just Cause. Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient,

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  which may be entered into at any time before or after termination of employment or service, if a Recipient's employment or service with the Company or any Affiliated Entity terminates for:

        (A) any reason other than for Just Cause Dismissal, death, or Permanent Disability, the Recipient's Stock Options, whether or not vested, will expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) 90 days after the date of termination of employment or service.

        (B) death or Permanent Disability, the Recipient's unexercised Stock Options will, whether or not vested, expire and become unexercisable as of the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) one year after the date of termination of employment or service.

    (f)  Special Provisions Regarding Incentive Stock Options.  Notwithstanding anything herein to the contrary,

       (i) The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

      (ii) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

      (iii) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

    (g)  Non-Employee Director Options.  Article VII will govern Non-Employee Director Options to the extent inconsistent with this Section 6.1.

6.2  Performance Awards.

    (a)  Grant of Performance Award.  The Administrator will determine in its discretion the preestablished, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

    (b)  Payment of Award.  Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

    (c)  Maximum Amount of Compensation.  The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $1,000,000.

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6.3  Restricted Stock.

    (a)  Award of Restricted Stock.  The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse.

    (b)  Requirements of Restricted Stock.  All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

       (i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

      (ii) Certificates. The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

      (iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

      (iv) Other Restrictions. The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

    (c)  Lapse of Restrictions.  The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator.

    (d)  Rights of Recipient.  Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

    (e)  Termination of Employment.  Unless the Administrator in its discretion determines otherwise, if a Recipient's employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4  Stock Appreciation Rights.

    (a)  Granting of Stock Appreciation Rights.  The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

    (b)  SARs Related to Options.

       (i) A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

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      (ii) A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

      (iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

    (c)  SARs Unrelated to Options.  The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

    (d)  Limits.  Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

    (e)  Payments.  Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5  Stock Payments.

    The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6  Dividend Equivalents.

    The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation the Recipient could receive under the Award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

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6.7  Stock Bonuses.

    The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.8  Stock Sales.

    The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

6.9  Phantom Stock.

    The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10  Other Stock-Based Benefits.

    The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
NON-EMPLOYEE DIRECTOR OPTIONS

7.1  Initial Grant of Stock Options.

    Each Non-Employee Director shall, upon first becoming a Non-Employee Director, receive a one-time grant of an option to purchase up to 40,000 shares of the Company's Common Stock. In addition to the Initial Options described above, an individual who was previously a Non-Employee Director and received an Initial Option under this Plan or an initial grant of stock options pursuant to a prior option plan for the Company's directors, who then ceased to be a director for any reason, and who then again becomes a Non-Employee Director, shall upon again becoming a Non-Employee Director automatically receive an Initial Option. The exercise price per share for all Initial Options shall be equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to: (a) vesting as set forth in Section 7.4, and (b) adjustment as set forth in this Plan.

7.2  One-Time Grant of Stock Options.

    Notwithstanding anything to the contrary in this Section 7, immediately following the 2001 annual meeting of stockholders of the Company, each Non-Employee Director re-elected as a continuing director at the 2001 annual meeting of stockholders of the Company shall receive a one-time grant of an option to purchase up to 20,000 shares of Common Stock at an exercise price per share equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to: (a) vesting as set forth in this Section 7.2, and (b) adjustment as set forth in this Plan. All options granted under this Section 7.2 shall be deemed Additional Options under the Plan, provided, however, that Stock Options granted pursuant to this Section 7.2 shall vest and become exercisable 6.25% at the end of each of the sixteen three-month periods following the grant date, in each case if the Recipient has remained a director for the entire period from the date of grant to such vesting date. The grant of Additional Options under this Section 7.2 is intended to eliminate the disparity in the number of stock options

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granted to Non-Employee Directors under the 1996 Non-Employee Directors Stock Option Plan with the number of Initial and Additional Options granted to Non-Employee Directors under the Plan.

7.3  Additional Grants of Stock Options.

    (a)  Non-Employee Directors Not Receiving One-Time Grant Under Section 7.2.  In the case of any Non-Employee Director who does not receive an Additional Option pursuant to Section 7.2, on the fourth, eighth, etc. anniversary of such director's appointment or election as a Non-Employee Director, as long as Awards may be granted under this Plan, in each case if such Non-Employee Director has continuously served as a director since his or her election or appointment and is a Non-Employee Director at such time, such Non-Employee Director shall automatically receive an option to purchase up to 40,000 shares of Common Stock, subject to (i) vesting as set forth in Section 7.4 and (ii) adjustment as set forth in this Plan.

    (b)  Non-Employee Directors Receiving One-Time Grant Under Section 7.2.  In the case of any Non-Employee Director who receives an option pursuant to Section 7.2, on the fourth, eighth, etc. anniversary of the grant of Additional Options under Section 7.2, as long as Awards may be granted under this Plan, in each case if such Non-Employee Director has continuously served as a director since his or her election or appointment and is a Non-Employee Director at such time, such Eligible Director shall automatically receive an option to purchase up to 40,000 shares of Common Stock, subject to (i) vesting as set forth in Section 7.4 and (ii) adjustment as set forth in this Plan.

7.4  Vesting.

    Initial Options and Additional Options, aside from Additional Options granted under Section 7.2, shall vest and become exercisable (a) 25% on the first anniversary of the grant date; and (b) 6.25% at the end of the each of the twelve three-month periods following the first anniversary of the grant date, in each case if the Recipient has remained a director for the entire period from the date of grant to such vesting date. Notwithstanding the foregoing, however, Initial Options and Additional Options that have not vested and become exercisable at the time the Recipient ceases to be a director shall terminate.

7.5  Exercise.

    Non-Employee Director Options will be exercisable, and the exercise price therefor shall be paid, in the same manner as provided herein for other Stock Options.

7.6  Term of Options and Effect of Termination.

    Notwithstanding any other provision of the Plan, no Non-Employee Director Option granted under the Plan shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the Recipient of any Non-Employee Director Options granted under the Plan shall cease to be a director of the Company, all Initial and Additional Options granted under this Plan to such Recipient shall be exercisable, to the extent already exercisable at the date such Recipient ceases to be a director and regardless of the reason the Recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate. In the event of the death of a Recipient while such Recipient is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the Recipient on a beneficiary designation form adopted by the Plan administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the Recipient's estate or by any person or persons who shall have acquired the option directly from the Recipient by his or her will or the applicable laws of descent and distribution.

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7.7  Amendment; Suspension.

    The Administrator may at any time and from time to time in its discretion (a) change the number of shares or vesting periods associated with the Non-Employee Director Options, and (b) suspend and reactivate this Article VII.

ARTICLE VIII
CHANGE IN CONTROL

8.1  Provision for Awards Upon Change in Control.

    Unless otherwise set forth in an Award Document or in this Section 8.1, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.12 and Section  6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient's Awards to the full extent not theretofore exercised, including any installments which have not yet become vested. Notwithstanding anything to the contrary in this Section 8.1, the vesting provisions of Section 7.4 or any other provision in the Plan, all Non-Employee Director Options granted under the Plan shall automatically vest and become exercisable immediately prior to any Change in Control if the optionee is a director of the Company at that time.

ARTICLE IX
DEFINITIONS

    Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

    "Additional Option" means a right to purchase stock of the Company granted under Section 7.2 or Section 7.3 of the Plan.

    "Administrator" means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

    "Affiliated Entity" means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

    "Applicable Dividend Period" means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

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    "Award" means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

    "Award Document" means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

    "Board" means the Board of Directors of the Company.

    "Change in Control" means the following and shall be deemed to occur if any of the following events occurs:

       (i) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

      (ii) Individuals who, as of the effective date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

      (iii) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other person, corporation or other entity, other than

        (A) a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

        (B) a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

      (iv) Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

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    "Committee" means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

    "Common Stock" means the common stock of the Company, $0.001 par value per share, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

    "Company" means Quidel Corporation, a Delaware corporation.

    "Dividend Equivalent" means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

    "Effective Date" means May 23, 2001, the date this Plan was approved and adopted by the Company's stockholders.

    "Eligible Person" includes directors, including Non-Employee Directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that in order to be Eligible Persons, consultants and advisors must render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Expiration Date" means the tenth (10th) anniversary of the Effective Date.

    "Fair Market Value" of a share of the Company's capital stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the closing sale price of the stock for such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

    "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

    "Initial Option" means a right to purchase stock of the Company granted under Section 7.1 of the Plan.

    "IRC" means the Internal Revenue Code of 1986, as amended.

    "Just Cause Dismissal" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company's

18

President or Chief Executive Officer or the Recipient's superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient's job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient's performing services for any other person or entity that competes with the Company while the Recipient is employed by the Company without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient's employment with the Company or any Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

    "Non-Employee Director" means a director of the Company who qualifies as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act.

    "Non-Employee Director Option" means an Initial Option or an Additional Option granted pursuant to Article VII of this Plan.

    "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

    "Other Stock-Based Benefits" means an Award granted under Section 6.10.

    "Parent Corporation" means any Parent Corporation as defined in Section 424(e) of the IRC.

    "Performance Award" means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of preestablished, objective performance goals established in connection with the grant of the Award. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total Shareholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

    "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal including, but not limited to, those preestablished, objective performance goals described in the definition of Performance Award above.

    "Permanent Disability" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided, however, that for purposes of determining the period during which an Incentive

19

Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the IRC.

    "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

    "Phantom Stock" means an Award granted under Section 6.9.

    "Plan" means this 2001 Equity Incentive Plan of the Company.

    "Plan Term" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

    "Purchase Price" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

    "Recipient" means a person who has received an Award.

    "Reorganization" means any merger, consolidation or other reorganization.

    "Restricted Stock" means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Significant Stockholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

    "Stock Appreciation Right" or "SAR" means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

    "Stock Bonus" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

    "Stock Payment" means a payment in shares of the Company's Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

    "Stock Option" means a right to purchase stock of the Company granted under Section 6.1 or Article VII of this Plan.

    "Stock Sale" means a sale of Common Stock to an Eligible Person under Section 6.8.

    "Subsidiary Corporation" means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

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Appendix C

QUIDEL CORPORATION

Audit Committee Charter

Mission Statements

    The Audit Committee (the "Committee") is charged with assisting the Board of Directors in fulfilling its oversight responsibilities of ensuring the protection of the Company's assets. The Committee reviews internal control policies and monitors the systems and practices that implement such policies. It also seeks to ensure the fairness of the Company's financial statements provided to stockholders, regulatory agencies and others.

Authority

    The Committee reports and is accountable to the Board of Directors. The Committee has full authority and unrestricted access to the resources, information and personnel necessary to achieve its mission. It has the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and retain independent counsel, accountants or others to assist in the conduct of such investigations.

Membership

  •
  The Board of Directors shall appoint the members of the Committee, including its chairperson.

  •
  The Committee shall be comprised of at least three Directors who are "independent" as provided in the NASD rules.

  •
  Each member of the Committee shall be financially literate and one member of the Committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

Responsibilities

    To create an internal control best practices environment, the Committee will:

  •
  Assure an open avenue of communication between the chief financial officer, the independent accountants and the Board of Directors.

  •
  Review and evaluate the qualifications, scope of services and procedures (including audit and management consulting services), and fees of the independent accountants.

  •
  Recommend to the Board of Directors the appointment of the independent accountants.

  •
  Review and discuss with management and the independent auditors the annual audit report and recommendations of the independent accountants.

  •
  Assure correction of weaknesses identified by the independent accountants in accounting procedures and internal controls that may have a material impact on the Company's financial reports, financial position or assets.

  •
  Review annual (10-K) filings before release to the SEC to assure that such information is consistent with the information contained in the Company's financial statements and is in compliance with statutory requirements.

  •
  Review and discuss with management and the independent auditors the Company's annual and quarterly financial statements, including an analysis of the auditors' judgment as to the quality of the Company's accounting principles.

  •
  Review significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company's financial reports.

  •
  Review the written statement from the outside auditors concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and assess the independence of the outside auditor as reviewed under Independent Standard Boards Standard No. 1.

  •
  Review, set policy and evaluate the effectiveness of the Company's processes for assessing significant risk exposures and measures that management has taken to minimize such risks.

  •
  Review and approve the Company's policy for the investment of cash assets.

  •
  Review the Committee's charter at least annually and revise as appropriate.

  •
  Meet at least annually with the chief financial officer and the independent accountants, in separate executive sessions, to discuss any matters that the Committee or these groups believe should be considered privately.

  •
  Report Committee actions to the Board of Directors and make such recommendations as the Committee deems appropriate.

  •
  Perform such other functions as assigned by law, the Company's charter, bylaws and Board of Directors.

Meetings

  •
  The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically. The majority of the members of the Committee shall constitute a quorum.

2

QUIDEL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of QUIDEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting to be held on Wednesday, May 23, 2001 at 10:00 a.m., at the Holiday Inn Express, 5925 Lusk Boulevard, San Diego, California 92121, and hereby appoints Richard C. E. Morgan and Charles J. Cashion, and each of them, proxies and attorneys-in-fact, each with full power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote QUIDEL CORPORATION Common Stock held by the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS
QUIDEL CORPORATION

MAY 23, 2001

Please Detach and Mail in the Envelope Provided

/x/  Please mark your votes as in this example.

1.
To elect eight directors to serve for the ensuing year and until their successors are elected.
If you wish to withhold authority to vote for any nominee, strike a line through that nominee's name.
 If no choice is indicated, the proxy will be voted FOR all nominees listed.

/ /	FOR all nominees listed at right (except as indicated)	NOMINEES: Richard C. E. Morgan André de Bruin
/ /	WITHHOLD authority to vote for all nominees listed to right.	John D. Diekman, Ph.D. Thomas Glaze S. Wayne Kay Margaret G. McGlynn, R.Ph. Mary Lake Polan, M.D., Ph.D. Faye Wattleton
2.
A proposal to approve the amendment of the Quidel Corporation 1983 Employee Stock Purchase Plan to increase the number of shares of Quidel Corporation common stock available for issuance thereunder by 150,000 shares.
 If no choice is indicated, the proxy will be voted FOR this proposal

/ / FOR	/ / AGAINST	/ / ABSTAIN
3.
A proposal to approve the adoption of the Quidel Corporation 2001 Equity Incentive Plan and the reservation of 2,700,000 shares of Quidel Corporation common stock in connection with the 2001 Equity Incentive Plan.
 If no choice is indicated, the proxy will be voted FOR this proposal

/ / FOR	/ / AGAINST	/ / ABSTAIN
4.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD

Signature(s):	Date:

NOTE: This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appear herein and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

QuickLinks

ANNUAL MEETING OF STOCKHOLDERS May 23, 2001
VOTING
CHANGE IN FISCAL YEAR END
PROPOSAL 1 ELECTION OF DIRECTORS
Board of Directors' Meetings and Committees
PROPOSAL 2 AMENDMENT OF THE 1983 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE AUTHORIZED SHARES
1983 Employee Stock Purchase Plan
PROPOSAL 3 APPROVAL OF THE 2001 EQUITY INCENTIVE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
STOCKHOLDER RETURN PERFORMANCE GRAPH
ANNUAL REPORT
DEADLINE FOR STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2002 ANNUAL MEETING
OTHER BUSINESS
QUIDEL CORPORATION (formerly Monoclonal Antibodies, Inc.) 1983 EMPLOYEE STOCK PURCHASE PLAN (As Proposed to be Amended)
QUIDEL CORPORATION 2001 EQUITY INCENTIVE PLAN
ARTICLE I PURPOSE OF PLAN
ARTICLE II EFFECTIVE DATE AND TERM OF PLAN
ARTICLE III SHARES SUBJECT TO PLAN
ARTICLE IV ADMINISTRATION OF PLAN
ARTICLE V GENERAL AWARD PROVISIONS
ARTICLE VI AWARDS
ARTICLE VII NON-EMPLOYEE DIRECTOR OPTIONS
ARTICLE VIII CHANGE IN CONTROL
ARTICLE IX DEFINITIONS
QUIDEL CORPORATION Audit Committee Charter
IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE